                                                                   Exhibit 10.11

                        MAINSPRING COMMUNICATIONS, INC.


                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT


                         Dated as of November 18, 1999

                        Mainspring Communications, Inc.

                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                         Dated as of November 18, 1999

                               TABLE OF CONTENTS

ARTICLE I............................................................................     1
   PURCHASE AND SALE OF SHARES.......................................................     1
     1.1     Purchase and Sale of Series E Preferred Stock...........................     1
     1.2     The Conversion Shares...................................................     1
     1.3     Closing.................................................................     2
ARTICLE II...........................................................................     2
   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................................     2
     2.1     Organization and Corporate Power........................................     2
     2.2.    Authorization...........................................................     3
     2.3     Government Approvals....................................................     3
     2.4     Authorized and Outstanding Stock........................................     4
     2.5     Subsidiaries............................................................     5
     2.6     Financial Information...................................................     5
     2.7     Subsequent Events.......................................................     6
     2.8     Litigation..............................................................     7
     2.9     Compliance with Laws and Other Instruments..............................     7
     2.10    Taxes...................................................................     7
     2.11    Real Property...........................................................     8
     2.12    Environmental Matters...................................................     8
     2.13    Personal Property.......................................................     9
     2.14    Patents, Trademarks, etc................................................     9
     2.15    Agreements of Directors, Officers and Employees.........................    10
     2.16    Governmental and Industrial Approvals...................................    10
     2.17    Federal Reserve Regulations.............................................    11
     2.18    Contracts and Commitments...............................................    11
     2.19    Securities Act..........................................................    11
     2.20    Insurance Coverage......................................................    12
     2.21    Employee Matters........................................................    12
     2.22    Brokers or Finders......................................................    12
     2.23    Certain Transactions....................................................    12
     2.24    Assumptions, Guarantees, etc., of Indebtedness of Other Persons.........    12
     2.25    Use of Proceeds.........................................................    13
     2.26    U.S. Real Property Holding Corporation..................................    13
     2.27    Foreign Corrupt Practices Act...........................................    13
     2.28    Disclosures.............................................................    13
     2.29    Year 2000 Compliance....................................................    13

     2.30    Investment Company......................................................    14
ARTICLE III..........................................................................    14
   AFFIRMATIVE COVENANTS OF THE COMPANY..............................................    14
     3.1     Accounts and Reports....................................................    14
     3.2     Payment of Taxes and Debt...............................................    16
     3.3     Maintenance of Key Man Insurance........................................    16
     3.4     Compliance with Laws, etc...............................................    16
     3.5     Inspection..............................................................    16
     3.6     Corporate Existence; Ownership of Subsidiaries..........................    17
     3.7     Compliance with ERISA...................................................    17
     3.8     Board Approval..........................................................    17
     3.9     Financings..............................................................    18
     3.10    Meetings of the Board of Directors......................................    18
     3.11    Rule 144A Information...................................................    19
     3.12    Regular Course of Business..............................................    19
     3.13    Employee Agreements.....................................................    19
     3.14    Finders or Brokers......................................................    19
ARTICLE IV...........................................................................    19
   NEGATIVE COVENANTS OF THE COMPANY.................................................    19
     4.1     Dealings with Affiliates................................................    20
     4.2     No Conflicting Agreements...............................................    20
     4.3     Other Negative Covenants................................................    20
     4.4     Investment Company......................................................    21
     4.5     Publicity...............................................................    21
ARTICLE V............................................................................    21
   PURCHASE RIGHT....................................................................    21
     5.1     Right of Purchase.......................................................    21
     5.2     Right of Over Allotment.................................................    21
     5.3     Definition of New Securities............................................    22
     5.4     Notice from the Company.................................................    22
     5.5     Sale by the Company.....................................................    23
     5.6     Termination of Rights...................................................    23
     5.7     Right to Purchase in Initial Public Offering............................    23
ARTICLE VI...........................................................................    24
   INVESTMENT REPRESENTATIONS........................................................    24
     6.1     Representations and Warranties..........................................    24
     6.2     Permitted Sales; Legends................................................    25
ARTICLE VII..........................................................................    26
   REGISTRATION RIGHTS...............................................................    26
     7.1     Certain Definitions.....................................................    26
     7.2     Requested Registrations.................................................    27
     7.3     "Piggy Back" Registration...............................................    28
     7.4     Expenses of Registration................................................    29
     7.5     Registration on Form S-3................................................    29
     7.6     Registration Procedures.................................................    29

     7.7     Indemnification.........................................................    30
     7.8     Information by Holder...................................................    33
     7.9     "Market Standoff Agreement".............................................    33
     7.10    Limitations on Registration Rights......................................    34
     7.11    Exception to Registration...............................................    34
     7.12    Rule 144 Reporting......................................................    34
     7.13    Listing Application.....................................................    35
     7.14    Damages.................................................................    35
     7.15    Termination of Registration Rights......................................    35
ARTICLE VIII.........................................................................    35
   CONDITIONS OF PURCHASERS' OBLIGATION..............................................    35
     8.1     Effect of Conditions....................................................    35
     8.2     Representations and Warranties..........................................    35
     8.3     Performance.............................................................    35
     8.4     No Material Adverse Change..............................................    36
     8.5     Consents and Waivers....................................................    36
     8.6     Certified Documents, etc................................................    36
     8.7     Series E Preferred Stock Amendment......................................    36
     8.8     Non-Competition, Non-Disclosure and Confidentiality Agreements..........    36
     8.9     Second Amended and Restated Shareholders' Agreement.....................    36
     8.10    Opinion of Counsel......................................................    37
     8.11    Full Execution of Agreement.............................................    37
ARTICLE IX...........................................................................    37
   CONDITIONS OF THE COMPANY'S OBLIGATION............................................    37
     9.1     Effect of Conditions....................................................    37
     9.2     Representations and Warranties: Performance.............................    37
ARTICLE X............................................................................    37
   CERTAIN DEFINITIONS...............................................................    37
ARTICLE XI...........................................................................    40
   MISCELLANEOUS.....................................................................    40
     11.1    Survival of Representations.............................................    40
     11.2    Parties in Interest.....................................................    40
     11.3    Shares Owned by Affiliates..............................................    40
     11.4    Amendments and Waivers..................................................    40
     11.5    Notices.................................................................    41
     11.6    Expenses................................................................    41
     11.7    Counterparts............................................................    42
     11.8    Effect of Headings......................................................    42
     11.9    Adjustments.............................................................    42
     11.10     Governing Law.........................................................    42
     11.11     Specific Performance..................................................    42
     11.12     Transfers of Certain Rights...........................................    43
     11.13     Confidentiality.......................................................    44
     11.14     Termination of Prior Series D Purchase Agreement......................    45
     11.15     No Publicity Concerning the Company...................................    45

EXHIBITS
--------

A        Fourth Restated Certificate of Incorporation
B        Form of Confidentiality Agreement
C        Form of Non-Competition, Non-Disclosure and Confidentiality Agreement
D        Form of Second  Amended and Restated Shareholders' Agreement


SCHEDULES
---------

1.1           Schedule of Purchasers
2.1           Organization & Corporate Power
2.4(c)        Subscriptions, Warrants, etc.
2.4(d)        Outstanding Shares Pre-Closing
2.4(e)        Outstanding Shares Post-Closing
2.5           Subsidiaries
2.6(a)        Financial Statements
2.6(b)        Projections
2.7           Subsequent Events
2.8           Litigation
2.10          Taxes
2.11          Real Property
2.12          Environmental Matters
2.13          Personal Property
2.14          Patents, Trademarks
2.15          Agreements of Directors, Officers, Employees
2.18          Contracts and Commitments
2.20          Insurance Coverage
2.21          Employee Matters
2.22          Brokers and Finders
2.23          Certain Transactions

                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                                         As of November 18, 1999

To:  The Persons listed on Schedule 1.1 attached hereto:
                           ------------

Re:  Series E Preferred Stock
     ------------------------

     Mainspring Communications, Inc., a Delaware corporation (the "Company"),
                                                                   -------
hereby agrees with you as follows:

                                   ARTICLE I

                          PURCHASE AND SALE OF SHARES
                          ---------------------------

     1.1  Purchase and Sale of Series E Preferred Stock.  At the Closing (as
          ---------------------------------------------
herein defined), the Company will sell to each of you (collectively, the "Series
                                                                          ------
E Purchasers") the number of shares of the Company's Series E Preferred Stock,
------------
par value $.01 per share (the "Series E Preferred Stock"), and each of the
                               ------------------------
Purchasers will purchase, the number of shares of Series E Preferred Stock set forth opposite each such Purchaser's name on Schedule 1.1 hereto for the
                                             ------------
purchase price of $7.50 per share. The aggregate number of shares to be sold and purchased pursuant to this Section 1.1 shall be 4,333,334 for an aggregate purchase price of $32,500,005 payable as provided in Section 1.3. The Series E Preferred Stock shall have the rights, terms and privileges as set forth on Exhibit A attached hereto. The shares of Series E Preferred Stock purchased
---------
pursuant to this Agreement are referred to herein as the "Purchased Shares."
                                                          ----------------

     1.2  The Conversion Shares.  The shares of Common Stock issued or
          ---------------------
issuable upon conversion of the Purchased Shares and the Company's Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), the
                                                ------------------------
Company's Series B Preferred Stock, par value $.01 per share (the "Series B
                                                                   --------
Preferred Stock"), the Company's Series C Preferred Stock, par value $.01 per
---------------
share (the "Series C Preferred Stock"), the Company's Series D Preferred Stock,
            ------------------------
par value $.01 per share (the "Series D Preferred Stock") and the Company's
                               ------------------------
Series X Preferred Stock, par value $.01 per share (the "Series X Preferred
                                                         ------------------
Stock") are referred to herein collectively as the "Conversion Shares."  The
-----                                               -----------------
Company has authorized and reserved, and hereby covenants that it will continue to reserve, free of any preemptive rights or encumbrances, a sufficient number of its authorized but previously unissued shares of common stock, par value $.01 per share (the "Common Stock"), to satisfy the rights of conversion of the
                ------------
holders of the Series E Preferred Stock pursuant to the terms hereof. The Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and Series E Preferred Stock are sometimes collectively referred to herein as the "Preferred Stock." The holders of Series
                                        ---------------
A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, together with the Series E Purchasers, are sometimes collectively referred to herein as the "Purchasers."
                                        ----------

     1.3  Closing.  Subject to the satisfaction or waiver of the conditions
          -------
set forth in Articles VIII and IX hereof, the purchase of the Purchased Shares shall be made at a closing (the "Closing") to be held at the offices of Testa,
                                 -------
Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts, at 11:00 A.M. on November 18, 1999, or at such other time and on such other business day thereafter as the Purchasers and the Company may mutually agree. Payment at the Closing for the Purchased Shares shall be by check or wire transfer for the account of the Company. Each Purchaser shall pay that amount for the Purchased Shares being acquired by such Purchaser at the Closing as set forth on Schedule
                                                                       --------
1.1 hereof.  At the Closing, the Company will deliver to each Purchaser one or
---
more certificates representing the Purchased Shares purchased by such Purchaser, in such denominations and issued in such names as may be requested by each Purchaser.

                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     In order to induce the Purchasers to purchase the Purchased Shares, the Company makes the following representations and warranties to each of the Purchasers, which representations and warranties shall be true, correct and complete in all respects on the date hereof and shall be true, correct and complete in all respects as of the Closing:

     2.1  Organization and Corporate Power.  (a) The Company is a corporation
          --------------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth on Schedule 2.1(a) and has all
                                                  ---------------
requisite corporate power and authority to own its properties and to carry on its business as presently conducted. Except as set forth in Schedule 2.1(a),
                                                             ---------------
the Company is duly licensed or qualified to do business as a foreign corporation in each jurisdiction wherein the character of its property, or the nature of the activities presently conducted by it, makes such qualification necessary or is otherwise required by law, each of which foreign jurisdictions is set forth on Schedule 2.1 hereto.
                ------------

          (b) The attached Schedule 2.1(b) contains a list of all Subsidiaries
                           ---------------
of the Company. Except for such Subsidiaries, the Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity. As used in this Agreement, unless otherwise specified, the term "Company" shall
                                                                 -------
mean the Company and each of its Subsidiaries. Where the representations and warranties apply in this Article II in any particular instance to a Subsidiary of the Company, the Company and the Subsidiary, jointly and severally, make the representations and warranties on behalf of such Subsidiary (as they apply to such Subsidiary and as the context requires).

          (c) Each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. Each of the Subsidiaries has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding shares of capital stock of each of the Subsidiaries are owned beneficially and of record by the Company, one of its other wholly owned Subsidiaries, or any combination of the Company and/or one or more of its other wholly owned Subsidiaries, in each case free and clear of any liens, charges, restrictions, claims or encumbrances of any nature whatsoever; and there are no outstanding subscriptions, warrants, options, convertible securities, or other rights (contingent or other) pursuant to which any of the Subsidiaries is or may become obligated to issue any shares of its capital stock to any person other than the Company or one of the other Subsidiaries.

     2.2.  Authorization. The Company has all necessary corporate power and has
           ---------------------------
taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement, the Non-Competition, Non-Disclosure and Confidentiality Agreements referenced in Section
8.8 and the Second Amended and Restated Shareholders' Agreement dated the date hereof (the "Shareholders' Agreement") and referenced in Section 8.9
             -----------------------
(collectively, the "Related Agreements"), and any other agreements or
                    ------------------
instruments executed by the Company in connection herewith or therewith and the consummation of the transactions contemplated herein or therein, and for the due authorization, issuance and delivery of the Purchased Shares and the Conversion Shares. Sufficient shares of authorized but unissued Common Stock have been reserved for the issuance of the Conversion Shares issuable upon conversion of the Purchased Shares. The issuance of the Purchased Shares does not, and the issuance of the Conversion Shares will not, require any further corporate action and is not and will not be subject to any preemptive right, right of first refusal or the like. This Agreement, the Related Agreements and the other agreements and instruments executed by the Company in connection herewith or therewith will each be a valid and binding obligation of the Company enforceable in accordance with its respective terms.

      2.3  Government Approvals.  No consent, approval, license or authorization
           --------------------
of, or designation, declaration or filing with, any court or governmental authority is or will be required on the part of the Company in connection with the execution, delivery and performance by the Company of this Agreement, any of the Related Agreements or any other agreements or instruments executed by the Company in connection herewith or therewith, or in connection with the sale and issuance of the Purchased Shares or the issuance of the Conversion Shares, except for (i) filings pursuant to Federal or state securities laws (all of which filings have been made by the Company, other than those which are required to be made after the Closing and which will be made on a timely basis); and (ii) the filing of registration statements with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the
                 ----------
"Securities Act") and any applicable state securities commission as specifically
 --------------
provided for in Article VII hereof.

      2.4  Authorized and Outstanding Stock
           --------------------------------

           (a) The authorized capital stock of the Company (immediately prior to the Closing and the transactions contemplated by Section 1.3 hereof) will consist of (i) 25,000,000 shares of Common Stock, and (ii) 1,205,884 shares of Series A Preferred Stock,
(iii) 896,159 shares of Series B Preferred Stock, (iv) 225,103 shares of Series C Preferred Stock, (v) 1,315,790 shares of Series D Preferred Stock, (vi) 4,333,334 shares of Series E Preferred Stock, (vii) 460,000 shares of Series X Preferred Stock, and (viii) 6,563,730 shares of undesignated Preferred Stock, $0.01 par value per share.

          (b) The issued and outstanding capital stock of the Company (immediately after the Closing and the transactions contemplated by Section 1.3 hereof) will consist of 1,731,836 (of which 4,000 shares are held in treasury) shares of Common Stock, 1,205,884 shares of Series A Preferred Stock, 896,159 shares of Series B Preferred Stock, 225,103 shares of Series C Preferred Stock, 1,315,790 shares of Series D Preferred Stock, and 4,333,334 shares of Series E Preferred Stock. In addition, 460,000 shares of Series X Preferred Stock are reserved for issuance upon the exercise of certain warrants issued to Bain & Company, Inc. In addition, (i) 2,411,768 shares of Common Stock have been reserved for issuance upon the conversion of the Series A Preferred Stock, 2,118,969 shares of Common Stock have been reserved for issuance upon the conversion of the Series B Preferred Stock, 568,521 shares of Common Stock have been reserved for issuance upon the conversion of the Series C Preferred Stock, 2,631,580 shares of Common Stock have been reserved for issuance upon the conversion of the Series D Preferred Stock, 460,000 shares of Common Stock have been reserved for issuance upon the conversion of the Series X Preferred Stock, 4,333,334 shares of Common Stock have been reserved for issuance upon the conversion of the Series E Preferred Stock and (ii) 3,926,908 shares of Common Stock have been reserved for issuance pursuant to the Company's Omnibus Stock Plan, and of which options to purchase 2,598,708 shares of Common Stock have been granted and are outstanding). All of the issued and outstanding shares of Common Stock and Preferred Stock are, and when issued in accordance with the terms hereof, the Purchased Shares, and the Conversion Shares will be, duly authorized and validly issued and fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all liens, claims, charges, encumbrances, or transfer restrictions imposed by or through the Company, except for restrictions imposed by Federal or state securities or "blue sky" laws and except for those imposed pursuant to this Agreement or the Shareholders' Agreement. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class or series of capital stock of the Company are as set forth in the Fourth Restated Certificate of Incorporation of the Company delivered under
Section 8.6 hereof and attached hereto as Exhibit A, and all such designations,
                                          ---------
powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable in accordance with their terms and in accordance with applicable law.

          (c) Except as set forth in Schedule 2.4(c) hereto or as provided in
                                     ---------------
this Agreement or in the Fourth Restated Certificate of Incorporation delivered under Section 8.6 hereof and attached hereto as Exhibit A, (i) no subscription,
                                                ---------
warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no agreements, written or oral, between the Company and any holder of its capital stock, or, to the knowledge of the Company, among any holders of its capital stock, relating to the acquisition, disposition or voting of the capital stock of the Company. Except as provided in this Agreement, no person or entity is entitled to (i) any preemptive right, right of first refusal or similar rights with respect to the issuance of any capital stock of the Company, or (ii) any rights with respect to the registration of any capital stock of the Company under the Securities Act. All of the issued and outstanding shares of the Company's capital stock have been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws. To the knowledge of the Company, no shareholder of the Company has granted options or other rights to purchase any shares of Common Stock from such shareholder.

          (d) Set forth on Schedule 2.4(d) is a true and complete list of the
                           ---------------
shareholders of the Company, showing the number of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series X Preferred Stock or other securities of the Company (including indebtedness convertible into capital stock) held by each shareholder immediately prior to the Closing (but without giving effect to the consummation of the transactions contemplated hereby) and the consideration paid to the Company, if any, for such shares.

          (e) Set forth on Schedule 2.4(e) hereto is a true and complete list of
                           ---------------
the shareholders of the Company, showing (i) the number of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series X Preferred Stock held or to be held by each shareholder of the Company (immediately following the Closing and after giving effect to the transactions contemplated hereby) and (ii) the fully diluted percentage interest in the Company held by each such shareholder, after giving effect to the exercise of all outstanding options, warrants or other securities convertible into Common Stock.

     2.5  Subsidiaries.  Except as set forth on Schedule 2.5, the Company does
          ------------
not have any Subsidiaries or other equity investment in any other Person.


     2.6  Financial Information.
          ---------------------

          (a) Financial Statements.  Included in the Disclosure Schedule are (a)
              --------------------
the audited balance sheet of the Company (the "Company Balance Sheet") as of
                                               ---------------------
December 31, 1998 (the "Balance Sheet Date") and related statement of
                        ------------------
operations, shareholders' equity and cash flows for the period from January 1, 1998 to December 31, 1998 and (b) unaudited interim financial statements as of and for the nine-month period ended September 30, 1999 (collectively, with the Company Balance Sheet and related statement of operations, shareholders' equity and cash flow for the twelve-month period ended December 31, 1998, the "Financial Statements"). The Financial Statements were prepared in accordance
 --------------------
with U.S. generally accepted accounting principles ("GAAP") consistently applied
                                                     ----
during the periods covered thereby, are true, correct and complete and in accordance with the books and records of the Company, and fairly and accurately present the financial position of the Company on the dates of such statements and the results of the operations of the Company for the periods covered thereby except, in the case of the interim financial statements for the absence of footnote disclosure and for normal year-end audit adjustments. The Company does not have any liability, contingent or otherwise, in excess of $20,000, individually or in the aggregate, and which is not adequately reflected or reserved against in the Financial Statements. Since September 30, 1999, (i) there has been no change in the business, prospects, assets, liabilities, condition (financial or other) or operations of the Company except for changes in the ordinary course of business which, individually or in the aggregate, have not been materially adverse, and (ii) none of the business, prospects, condition (financial or other), operations, property or affairs of the Company has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

          (b) Projections.  The Company has previously delivered to the
              -----------
Purchasers a copy of the Company's financial projections (the "Projections")
                                                               -----------
attached as Schedule 2.6(b) hereto.  The Projections were prepared in good faith
            ---------------
and with due care based on reasonable assumptions, and represent the reasonable estimate of the Company as to the Company's future results based on information available as of the date thereof; it being recognized, however, that such projections do not constitute any warranty as to the Company's future performance and that actual results may vary from projected results. Except as set forth on Schedule 2.6(b), the Projections continue to represent the
             ---------------
reasonable estimate of the Company as to future results based on information currently available.

      2.7  Subsequent Events.   Except as set forth on Schedule 2.7, since
           -----------------                           ------------
December 31, 1998, the Company has not (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability of the type required by GAAP to be reflected in the financial statements of the Company, other than current liabilities shown on Schedule 2.7
                                                                   ------------
and current liabilities incurred since December 31, 1998 in the ordinary course of business, (iv) declared or made any payment or distribution to shareholders or purchased or redeemed any shares of its capital stock or other securities,
(v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens for current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except for fair value in the ordinary course of business, or canceled any debt or claim, except for fair value in the ordinary course of business, (vii) sold, assigned, transferred or granted any license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, except pursuant to license or other agreements entered into in the ordinary course of business, (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business,
(ix) made any change in officer compensation, (x) made any material change in the manner of business or operations of the Company, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby, or (xii) entered into any written or oral commitment (contingent or otherwise) to do any of the foregoing.

      2.8  Litigation.  Except as set forth on Schedule 2.8, there is no
           ----------                          ------------
litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened, against the Company or affecting any of the Company's properties or assets, or against any officer, key employee or shareholder of the Company in his capacity as such, nor, to the knowledge of the Company, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted with any substantial chance of recovery. Neither the Company, nor any officer, key employee or shareholder of the Company in his capacity as such is, to the knowledge of the Company, in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency. To the Company's knowledge, except as set forth on Schedule 2.8, none of the executive officers of the Company has been involved in legal proceedings that would currently require disclosure in any registration statement covering the Company's securities under Section 401(f) of Regulation S-K under the Act with respect to each executive officer of the Company, if such registration statement were to be filed on the date hereof.

      2.9  Compliance with Laws and Other Instruments. The Company is in
           ------------------------------------------
compliance with (a) all of the provisions of this Agreement and of its charter and bylaws and (b) in all material respects with the provisions of each mortgage, indenture, lease, license, other agreement or instrument, judgment, decree, judicial order, statute, and regulation by which it is bound or to which the Company or any of its properties are subject. No consent or approval under any contract, agreement, lease, instrument or other documents to which the Company is a party is required in connection with the execution, delivery or performance of this Agreement or the Related Agreements or the offer, issuance, sale or delivery of the Purchased Shares or Conversion Shares. Neither the execution, delivery or performance of this Agreement and the Related Agreements, nor the offer, issuance, sale or delivery of the Purchased Shares or the Conversion Shares, with or without the giving of notice or passage of time, or both, will violate, or result in any breach of, or constitute a default under, or result in the imposition of any encumbrance upon any asset of the Company pursuant to any provision of the Company's charter or bylaws, or any statute, rule or regulation, contract, lease, judgment, decree or other document or instrument by which the Company is bound or to which the Company or any of its properties are subject, or, to the knowledge of the Company, will cause the Company to lose the benefit of any right or privilege it presently enjoys or cause any Person who is expected to normally do business with the Company to discontinue to do so on the same basis.

     2.10  Taxes. Except as set forth on Schedule 2.10, the Company has filed
           -----                         -------------
all tax returns (including statements of estimated taxes owed) required to be filed within the applicable periods for such filings and has paid all taxes required to be paid and as shown to be due by such returns, as well as other taxes, assessments, and governmental charges that have become due and payable, and has established adequate reserves (net of estimated tax payments already made) for the payment of all taxes payable in respect to the period subsequent to the last periods covered by such returns. No deficiencies for any tax are currently assessed against the Company, and no tax returns of the Company have ever been audited, and, to the knowledge of the Company, there is no such audit pending or contemplated. The Company has not granted any waiver of any statute of limitation with respect to, or any extension for a period of assessment of, any tax, nor has any such waiver or request been made to the Company by any Federal, state or local taxing authority. There is no tax lien, whether imposed by any federal, state or local taxing authority, outstanding against the assets, properties or business of the Company. For the purposes of this Agreement, the term "tax" shall include all federal, state and local taxes, including without limitation income, franchise, property, sales, use, withholding, payroll and employment taxes.

     2.11 Real Property.
          -------------

          (a) Schedule 2.11 sets forth the addresses and uses of all real
              -------------
property that the Company owns, leases or subleases, and any lien or encumbrance on any such owned real property or the Company's leasehold interest therein, specifying in the case of each such lease or sublease, the name of the lessor or sublessor, as the case may be, the lease term and the obligations of the lessee thereunder.

          (b) Except as disclosed on Schedule 2.11, the Company has good and
                                     -------------
marketable title to, and owns free and clear of all liens and encumbrances, all property listed as owned by the Company on Schedule 2.11, and there is no
                                           -------------
material violation of any law, regulation or ordinance (including without limitation laws, regulations or ordinances relating to zoning, environmental, city planning or similar matters) relating to any real property owned, leased or subleased by the Company.

          (c) There are no defaults by the Company or, to the knowledge of the Company, by any other party thereto, which might curtail in any material respect the present use of the Company's property listed on Schedule 2.11. The
                                                    -------------
performance by the Company of this Agreement and the Related Agreements will not result in the termination of, or in any increase of any amounts payable under, any lease listed on Schedule 2.11.
                    -------------

     2.12  Environmental Matters. Except as disclosed on Schedule 2.12:
           ---------------------                         -------------

          (a) (i) The Company has never generated, transported, used, stored, treated, disposed of, or managed any Hazardous Waste; (ii) no Hazardous Material has ever been or is threatened to be spilled, released, or disposed of by the Company at any site presently or formerly owned, operated, leased, or used by the Company or to the Company's knowledge has ever come to be located in the soil or groundwater at any such site; and (iii) no Hazardous Material has ever been transported by the Company from any site presently or formerly operated, leased, or used by the Company for treatment, storage, or disposal at any other place.

          (b) (i) The Company has, to its knowledge, no liability under, nor has the Company ever violated, any Environmental Laws; (ii) the Company is presently in compliance with all applicable Environmental Laws; (iii) the Company has never entered into or been subject to any judgment, consent decree, compliance order, or administrative order with respect to any environmental or health and safety matter or received any request for information, notice, demand letter, administrative inquiry, or formal or informal complaint or claim with respect to any environmental or health and safety matter or the enforcement of any Environmental Law; and

(iv) the Company has no knowledge or reason to know that any of the items enumerated in clause (iii) of this paragraph will be forthcoming.

          (c) The Company has provided to the Purchasers or their representatives copies of all documents, records, and information available to the Company concerning any environmental or health and safety matter relevant to the Company whether generated by the Company, or others, including, without limitation, environmental audits, environmental risk assessments, site assessments, documentation regarding off-site disposal of Hazardous Materials, spill control plans, and reports, correspondence, permits, licenses, approvals, consents, and other authorizations related to environmental or health and safety matters issued by any governmental agency.

     2.13  Personal Property.    Except as set forth on Schedule 2.13, the
           -----------------                            -------------
Company owns free and clear of any liens or encumbrances, all of the personal property reflected as owned by the Company in the Financial Statements and all other material items of personal property acquired by the Company through the date hereof. All material items of such personal property are in good operating condition, normal wear and tear excepted.

     2.14  Patents, Trademarks, etc.
           -------------------------

          (a) Set forth on Schedule 2.14 is a list and brief description of all
                           -------------
patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and registered copyrights, and all applications for such that are in the process of being prepared, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, and in each case a brief description of the nature of such right and the expiration date thereof or the date on which the Company's rights therein terminates. The Company owns or possesses sufficient legal rights to all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists, proprietary rights and know how (collectively, the "Intellectual
                                                                    ------------
Property") necessary or desirable to the conduct of its business as conducted
--------
and as proposed to be conducted. The Company's use of said Intellectual Property does not require the consent of any other Person and the Intellectual Property is owned exclusively by the Company, free and clear of any liens or encumbrances of any other Person. The Company has not received any communications alleging that, and no claim is pending or, to the knowledge of the Company, threatened to the effect that, the operations of the Company infringe upon or conflict with the asserted rights of any other Person under any Intellectual Property, and there is no basis known to the Company for any such claim (whether or not pending or threatened). No claim is pending or, to the knowledge of the Company, threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and there is no basis known to the Company for any such claim (whether or not pending or threatened). To the knowledge of the Company, all technical information developed by and belonging to the Company which has not been patented or copywritten has been kept confidential.

          (b) Except for agreements with its own employees or consultants and standard content license agreements set forth on Schedule 2.18, there are no
                                                 -------------
outstanding options, licenses, or agreements of any kind relating to the Intellectual Property, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other Person. Except as set forth in Schedule 2.14, to the knowledge of the
                                          -------------
Company, none of the Company's employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business as proposed to be conducted. No current or former shareholder, employee, officer or director of the Company has (directly or indirectly) any right, title or interest in any of the rights described on
Schedule 2.14 other than such right which such Person may enjoy as a shareholder
-------------
of the Company.

          (c) To the knowledge of the Company, the Company is not in any way making an unlawful or wrongful use of any confidential information, know-how, or trade secrets of any other Person, including without limitation any former employer of any present or past employee of the Company. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company. The Company has not granted or assigned to any other Person any right to manufacture, have manufactured, assemble or sell the products or, proposed products or to provide the services or proposed services of the Company.

     2.15  Agreements of Directors, Officers and Employees.  To the knowledge
           -----------------------------------------------
of the Company, no director, officer or employee of or consultant to the Company is in violation of any term of any employment contract, non-competition agreement, nondisclosure agreement, patent disclosure or assignment agreement or other contract or agreement containing restrictive covenants relating to the right of any such director, officer, employee or consultant to be employed or engaged by the Company because of the nature of the business conducted or proposed to be conducted by the Company, or relating to the use of trade secrets or proprietary information of others.

     2.16  Governmental and Industrial Approvals.  The Company has all
           -------------------------------------
material permits, licenses, orders, franchises and other rights and privileges of all federal, state, local or foreign governmental or regulatory bodies necessary for the Company to conduct its business as presently conducted. All such permits, licenses, orders, franchises and other rights and privileges are in full force and effect and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders, franchises or other rights and privileges will be affected by the consummation of the transactions contemplated in this Agreement and the Related Agreements.

     2.17  Federal Reserve Regulations.  The Company has not engaged in the
           ---------------------------
business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the sale of the Purchased Shares will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

     2.18  Contracts and Commitments.    Except as set forth on Schedule 2.18
           -------------------------                            -------------
attached hereto, the Company does not have any contract, obligation or commitment which is material or which involves a potential material commitment, including but not limited to, any stock redemption or purchase agreement; financing agreement; promissory note or other evidence of indebtedness for money borrowed; retirement or stock option plan; contract for the purchase of equipment, inventory or other materials having a price under such contract in excess of $20,000; contract or agreement restricting in any manner the Company's right to compete with any Person or restricting its right to sell to or purchase from any other Person; contract for the payment or receipt of license fees or royalties to or from any Person that is expected to result in (i) the payment to such Person of more than $20,000 in licensing fees or royalties or (ii) the receipt from any Person of more than $20,000 in licensing or royalty fees, in each case as measured with respect to the Company's fiscal year ended December 31, 1998; contract of agency, representation, distribution or franchise which cannot be canceled by the Company without payment or penalty upon notice of sixty (60) days or less; lease or sublease, either as lessee or sublessee, lessor or sublessor, of real or personal property or intangibles, where the lease or sublease provides for an annual rent in excess of $20,000 and has in excess of one (1) year remaining on its term as of the date of the Closing; or any other contract or agreement which provides for the receipt or expenditure by the Company of more than $20,000, except sales and purchase orders accepted by the Company in the ordinary course of business.

     2.19  Securities Act.  The Company has complied and will comply with all
           --------------
applicable federal or state securities laws in connection with the issuance and sale of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, the Purchased Shares and the issuance of the Conversion Shares. Neither the Company nor anyone acting on its behalf has offered any of the Purchased Shares or similar securities, or solicited any offers to purchase any of such securities, so as to bring the issuance and sale of the Purchased Shares under the registration provisions of the Act.

     2.20  Insurance Coverage.  Schedule 2.20 hereto contains an accurate
           ------------------   -------------
summary of the insurance policies currently maintained by the Company. Except as described on Schedule 2.20, there are currently no claims pending against the
                -------------
Company under any insurance policies currently in effect and covering the property, business or employees of the Company, and all premiums due and payable with respect to the policies maintained by the Company have been paid to date.

     2.21  Employee Matters.  Except as set forth on Schedule 2.21, the
           ----------------                          -------------
Company does not have in effect any employment agreements, consulting agreements, deferred compensation, pension or retirement agreements or arrangements, bonus, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, in each case, whether written or oral. The Company has no knowledge that any of the officers or other key employees of the Company presently intends to terminate his or her employment. The Company is in compliance in all material respects with all applicable laws and regulations relating to labor, employment, fair employment practices, terms and conditions of employment, and wages and hours. The Company is in material compliance with the terms of all plans, programs and agreements listed on Schedule 2.21, and each such plan, program or agreement is
                     -------------
in compliance with all of the requirements and provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No such plan or
                                                     -----
program has engaged in any "prohibited transaction" as defined in Section 4975 of the Code, or has incurred any "accumulated funding deficiency" as defined in
Section 302 of ERISA, nor has any reportable event as defined in Section 4043(b) of ERISA occurred with respect to any such plan or program. The Company does not have and has not maintained any group health plan subject to Section 4980B or
Section 162(i) or (k) of the Code. With respect to each plan listed on Schedule
                                                                       --------
2.21, all required filings, including all filings required to be made with the
----
United States Department of Labor and Internal Revenue Service, have been timely filed.

     2.22  Brokers or Finders.  Except as listed on Schedule 2.22, no person
           ------------------                       -------------
has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company.

     2.23  Certain Transactions.  Except as set forth on Schedule 2.23, the
           --------------------                          -------------
Company does not have any investment or other interest in, or any outstanding loan or advance to or from, or any contract, lease, agreement or other continuing transaction with, any employee, officer or director of the Company or any person owning capital stock of the Company or any respective family member or affiliate of such employee, officer, director or shareholder.

     2.24  Assumptions, Guarantees, etc., of Indebtedness of Other Persons.
           ---------------------------------------------------------------
The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on or for any indebtedness of any other Person, except guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

     2.25  Use of Proceeds.  The Company will apply the proceeds from the
           ---------------
issuance and sale of the Purchased Shares for general working capital, expansion of sales and marketing efforts, capital expenditures and general corporate purposes (including product development) consistent with financial budgets approved from time to time by the Company's Board of Directors and to pay all fees, costs and expenses incurred by the Company in connection with the transactions contemplated by this Agreement. The Company will not use any of the proceeds from the sale of the Purchased Shares for (i) accelerated repayment of any third party indebtedness; (ii) the repayment of any third party indebtedness, except repayment in the ordinary course to trade creditors; or
(iii) the payment of any dividend or distribution to its shareholders.

     2.26  U.S. Real Property Holding Corporation.  The Company is not now and
           --------------------------------------
has never been a "United States real property holding corporation," as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service, and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of such Regulations.

     2.27  Foreign Corrupt Practices Act.  The Company has not taken any action
           -----------------------------
which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder. To the knowledge of the Company after due inquiry, there is not now, and there has never been, any employment by the Company of, or beneficial ownership in the Company by, any governmental or political official in any country in the world.

     2.28  Disclosures.  Neither this Agreement, any Schedule to this Agreement,
           -----------
the Related Agreements, the Projections (subject to the qualifications set forth in Section 2.6), nor any other agreement, document or written statement made by the Company and furnished by the Company to the Purchasers or the Purchasers' special counsel in connection with the transactions contemplated hereby, contains any untrue statement of material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Company that has not been disclosed herein or in any other agreement, document or written statement furnished by the Company to the Purchasers or their special counsel in connection with the transactions contemplated hereby which materially adversely affects or could materially and adversely affect the business, prospects, properties, assets or condition (financial or other) of the Company.

     2.29  Year 2000 Compliance.  The Company's information technology systems
           --------------------
(including but not limited to its internal management software) which are used by or necessary to the operation or conduct of the Company's business as presently conducted or as contemplated to be conducted, are "year 2000 compliant" in that they will continue to function, and functionality and accuracy will not be affected, as a result of a run date or the dates being processed prior to, during, and after the calendar year 2000 A.D., or from the extra day occurring in any leap year, provided, that, to the extent any such
                                      --------
information technology systems will not continue to function, and to the extent functionality and accuracy are affected, such failures will not have a material adverse effect on the operations of the Company.

     2.30  Investment Company   The Company is not an "investment company" or
           ------------------
a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").
                                                 --------

                                  ARTICLE III

                     AFFIRMATIVE COVENANTS OF THE COMPANY
                     ------------------------------------

     Without limiting covenants and provisions hereof, the Company covenants and agrees that, unless waived in advance by the holders of at least fifty-one percent (51%) of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (calculated as if all outstanding shares of such Preferred Stock had been converted to Common Stock), voting together as a single class (the "Requisite Approval"), it will, and will
                                        ------------------
cause each
of its Subsidiaries to, observe the following covenants on and after the date hereof and until the consummation of the first Qualified Public Offering (as defined below):

     3.1  Accounts and Reports.  The Company will maintain a standard system
          --------------------
of accounts in accordance with generally accepted accounting principles consistently applied and the Company will keep full and complete financial records. The Company will furnish to each Purchaser the information set forth in this Section 3.1.

          (a) Within ninety (90) days after the end of each fiscal year, a copy of the audited consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such year, together with audited consolidated and consolidating statements of operations, shareholders' equity and cash flow of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail and duly examined in accordance with generally accepted accounting standards and certified by one of the "Big-Five" accounting firms selected by the Board of Directors of the Company and reasonably acceptable to a majority in interest of the Purchasers (provided that such consolidating statements need not be certified);

          (b) Within thirty (30) days after the end of each calendar month, (i) a consolidated balance sheet of the Company and its Subsidiaries as of the end of such month and consolidated statements of operations, shareholders' equity and cash flow for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding budgeted figures for such periods and the corresponding figures for the corresponding period of the preceding fiscal year and a comparison to the budget referred to in paragraph
(d) below, all in reasonable detail; (ii) a summary of cash expenditures for such month, together with a statement of outstanding cash balances as of the end of such month; (iii) statement as to the number of full-time and part-time employees employed by the Company during such month and any change in the number of such employees from the prior month; and (iv) a monthly management report presenting a discussion and analysis of actual monthly and year-to-date results compared to the projected results included in the operating plan and budget referenced below;

          (c) At the time of delivery of each monthly and annual statement, a certificate, executed by either the president or chief financial officer of the Company stating (i) that such officer has caused this Agreement and the terms of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock to be reviewed and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock or, if such officer has such knowledge, specifying such default, and (ii) with respect to the delivery of annual statements, a statement as the then Applicable Conversion Value (as defined in the Fourth Restated Certificate of Incorporation) of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock and the number of Conversion Shares into which each share of Series A

Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock may then be converted;

          (d) No later than thirty (30) days prior to the end of each fiscal year, a copy of the operating plan and budget for the next fiscal year required under Section 3.8(a), in form consistent with good business practice;

          (e) Promptly upon receipt thereof, any written report, so called "management letter," and any other communication submitted to the Company by its independent public accountants relating to the business, prospects or financial condition of the Company;

          (f) Promptly after the commencement thereof, notice of (i) all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company and involving a claim or claims in excess of $25,000 or that could otherwise materially adversely affect the Company or any Subsidiary; and (ii) all defaults by the Company (x) in excess of $25,000 under any agreement for money borrowed (unless waived or cured within applicable grace periods (whether or not declared)) or (y) or that could otherwise materially adversely affect the Company or any Subsidiary;

          (g) Promptly upon sending, making available, or filing the same, all reports and financial statements as the Company shall send or make available generally to the shareholders of the Company as such or to the Commission or to the Company's bank or any other lender;

          (h) Such other information with regard to the business, properties or the condition or operations, financial or otherwise, of the Company as the Purchasers may from time to time reasonably request; and

          (i) Promptly, upon release to the general public, a copy of each material press release.

     3.2  Payment of Taxes and Debt.  The Company will pay and discharge
          -------------------------
(and cause any Subsidiary to pay and discharge) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company (or any Subsidiary), provided that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto. The Company will pay (and cause any Subsidiary to pay) when due in conformity with customary trade terms, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Company and each of its Subsidiaries except such as are being contested in good faith and by appropriate proceedings if the Company or the Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto.

     3.3  Maintenance of Key Man Insurance. The Company, at its expense, shall
          --------------------------------
maintain a "key-man" life insurance policy with a responsible and reputable insurance company on the life of John M. Connolly in the face amount of $2,000,000, the proceeds of which are payable to the Company. The Company will maintain such policy and will not cause or permit any assignment of the proceeds of such policies and will not borrow against such policy. The Company will add one designee of the Purchasers as a notice party to such policy, and will request that the issuer of such policy provide such designee with ten (10) days' notice before such policy is terminated (for failure to pay premium or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof.

     3.4  Compliance with Laws, etc.  The Company will comply with all
          -------------------------
applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which could materially adversely affect the business or condition, financial or otherwise, of the Company.

     3.5  Inspection.  At any reasonable time (upon reasonable advance notice)
          ----------
during normal business hours and from time to time, the Company will permit (a) any one or more of the Purchasers who then own, of record or beneficially, or have the right to acquire, any of the Conversion Shares, or (b) any transferee of a Purchaser who owns, of record or beneficially, or has the right to acquire at least 200,000 of the Conversion Shares (subject to adjustment for stock dividends, stock splits and the like), or (c) any of the agents or representatives of the foregoing Persons, to examine and make copies of and extracts from the records and books of account of and visit the properties of the Company and to discuss the Company's affairs, finances and accounts with any of its officers or directors. The rights granted under this Section 3.5 shall be in addition to any rights which any Purchaser may have under applicable law in its capacity as a holder of an equity interest in the Company.

     3.6  Corporate Existence; Ownership of Subsidiaries.  The Company will,
          ----------------------------------------------
and will cause its Subsidiaries to, at all times preserve and keep in full force and effect their corporate existence, and rights and franchises material to the business of the Company and its Subsidiaries, taken as a whole, and will qualify, and will cause each of its Subsidiaries to qualify, to do business as a foreign corporation and remain in good standing in any jurisdiction where the failure to do so would have a material adverse effect on the business, condition or results of operations of the Company and its Subsidiaries, taken as a whole. The Company shall at all times own of record and beneficially, free and clear of all liens, charges, restrictions, claims and encumbrances of any nature, all of the issued and outstanding capital stock held by the Company in each of its Subsidiaries.

     3.7  Compliance with ERISA.  The Company will comply in all material
          ---------------------
respects with all minimum funding requirements applicable to any pension or other employee benefit plans which are subject to ERISA or to the Code, and comply in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. The Company will not permit any event or condition to exist which would permit any such plan to be terminated under circumstances which cause the lien provided for in Section 3068 of ERISA to attach to the assets of the Company.

     3.8  Board Approval.
          --------------

          (a) At least thirty (30) days prior to the end of each fiscal year, the Company will prepare and submit to its Board of Directors for its approval an operating plan and budget, cash flow projections, balance sheet and profit and loss projections for the following fiscal year, all itemized in reasonable detail on a monthly basis (including itemization of provisions for the compensation of officers of the Company).

          (b) The Compensation Committee of the Company's Board of Directors established pursuant to the Shareholders' Agreement shall determine the compensation of all senior management employees of the Company (including John
M. Connolly), which will include the terms and conditions of equity participation. Any stock options or compensatory equity interests granted or issued by the Company shall be granted only to employees of the Company, consultants to the Company or nonemployee directors of the Company, and provide that such options or equity interests shall (except as set forth below and unless otherwise determined by the Compensation Committee in its discretion) vest as to 30% of the shares covered by such option after twelve (12) continuous months of employment or engagement and shall vest at the rate of 20% per year for each of the next two years and at the rate of 30% per year for the final year (as determined on a monthly basis following the first 12 continuous months of employment or engagement) and shall have an exercise price per share as determined by the Compensation Committee. Upon exercise of an option or upon the grant or issuance of a compensatory equity interest, and as a condition precedent to the Company's issuance of shares in respect thereof, the recipient thereof shall execute and deliver a counterpart of the Shareholders' Agreement, unless otherwise agreed by two-thirds of the then-present members of the Board of Directors.

     3.9  Financings.  The Company will promptly provide to the Board of
          ----------
Directors the details and terms of, and any brochures, investment memoranda, offer letters, proposals, and/or term sheets (including drafts) prepared or received by the Company in connection with any possible financing of any nature for the Company, whether initiated by the Company or any other Person.

     3.10  Meetings of the Board of Directors.  The Board of Directors shall
           ----------------------------------
schedule regular meetings not less frequently than once every quarter. The Company shall reimburse the Purchasers for all direct out-of-pocket expenses reasonably incurred by any director designee of the Purchasers in attending such meetings. In the event the director designated by Crosslink Capital cannot attend any such meeting, the Company shall reimburse Crosslink for all direct out-of-pocket expenses reasonably incurred by any employee of Crosslink Capital who is designated by Crosslink Capital to attend such meeting in place of the director designated by Crosslink Capital. Each Purchaser and each other Person who then owns, of record or beneficially, or has the right to acquire at least 400,000 of Series E Preferred Stock shall be entitled to designate one (1) individual reasonably acceptable to the Company (such designee, an "Observer")
                                                                    --------
who shall be entitled to notice of, to attend and to any documentation distributed to members before, during or after, all meetings (including any action to be taken by written consent) of the Board of Directors of the Company and all committees thereof; provided,
                            --------
however, that the Company reserves the right to withhold any information and to
-------
exclude any Observer from any meeting or portion thereof (so long as the Company notifies the Observer of such withholding and of any action taken by the Board of Directors as a result of such meeting) if access to such information or attendance at such meeting would, (a) in the judgment of the Company's outside counsel, adversely affect the attorney-client privilege between the Company and its counsel or cause the Board of Directors to breach its fiduciary duties, (b) in the good faith determination of a majority of the members of the Board of Directors, will result in a conflict of interest with the Company due to such Observer's relationships with any Purchaser of their affiliates, or (c) in the good faith judgment of the management of the Company, would lead to disclosure of trade secrets or confidential information of the Company or (d) not permit the members of the Board of Directors, in order to satisfy their respective fiduciary duties, to discuss without reservation a topic (or avoid disclosure of information on such topic) which the Board of Directors reasonably believes could result in a conflict of interest between the Company and any Observer, stockholder or director representative. The Company will use its best efforts to ensure that any withholding of information or any restriction on attendance is strictly limited only to the extent necessary set forth in the preceding sentence. The Observer shall not be (a) permitted to vote at any meeting of the Board of Directors, or (b) counted for purposes of determining whether there is sufficient quorum for the Board of Directors to conduct its business. The parties hereto hereby acknowledge and agree that notwithstanding contrary authority, if any, that no Observer shall owe any fiduciary or other duties to the shareholders of the Company or otherwise have any directorial or other duties or liabilities to the Company or its shareholders except as specifically set forth in this Section 3.10. Each Purchaser entitled to an Observer shall designate, and may replace, such Observer with or without cause in its sole discretion by providing written notice to the Company at least five (5) business days prior to any such action taking effect. The Company shall not be obligated to reimburse any Purchaser for any out-of-pocket expenses incurred by any Observer in attending any meeting of the Board of Directors.

     3.11  Rule 144A Information.  The Company shall, upon the written request
           ---------------------
of any Purchaser, provide to such Purchaser and to any prospective institutional transferee of the Purchased Shares or Conversion Shares designated by such Purchaser, such financial and other information as is available to the Company or can be obtained by the Company without material expense and as such Purchaser may reasonably determine is required to permit such transfer to comply with the requirements of Rule 144A promulgated under the Act.

     3.12  Regular Course of Business.  The Company agrees that, on and after
           --------------------------
the date hereof and prior to the Closing, it will carry on its business diligently and in the ordinary course and substantially in the same manner as heretofore carried on and will use its best efforts to preserve its present business organization intact, keep available the services of its present officers, agents and employees and preserve its present relationships with suppliers, customers and other persons having business dealings with it.

     3.13  Employee Agreements.  The Company will require all persons now or
           -------------------
hereafter employed by the Company who have access to confidential and proprietary information of the Company to enter into a confidentiality agreement substantially in the form of Exhibit B attached hereto; provided, however, that
                             ---------                  --------  -------
any employee who is granted a stock option or who is otherwise designated by the Board of Directors as a "key employee" has or shall enter into a Non-Disclosure and Non-Compete Agreement in substantially the form of Exhibit
                                                                        -------
C hereto.
-

     3.14  Finders or Brokers.  The Company will indemnify and hold harmless
           ------------------
the Purchasers for any commission, fee or other compensation due any person acting as a finder or broker in connection with the transactions contemplated by this Agreement.

                                  ARTICLE IV

                       NEGATIVE COVENANTS OF THE COMPANY
                       ---------------------------------

     Without limiting any other covenants and provisions hereof, the Company covenants and agrees that, unless waived in writing in advance by the holders of the Requisite Approval, it will, and will cause its Subsidiaries to, comply with each of the provisions of this Article IV on and after the date hereof and until the consummation of the first Qualified Public Offering.

     4.1  Dealings with Affiliates.  Except with the prior consent of the
          ------------------------
Board of Directors, the Company will not enter into any transaction including, without limitation, any loans or extensions of credit or royalty agreements, with any officer or director of the Company or holder of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or shareholders or members of their immediate families, except for advances in reasonable amounts made to employees of the Company for valid business purposes.

     4.2  No Conflicting Agreements.  The Company agrees that it will not enter
          -------------------------
into or amend any agreement, contract, commitment or understanding which would restrict or prohibit the exercise by the Purchasers of any of their rights under this Agreement or any of the Related Agreements.

     4.3  Other Negative Covenants.  The Company hereby further covenants and
          ------------------------
agrees that it will not:

          (a) Effect any merger or consolidation, sale of all or substantially all of the Company's assets, transfer of voting control, or other form of business combination where the Company is the target or object of any business combination or liquidation or winding up of the Company's business;

          (b) Pay dividends on or make other distributions with respect to any securities except as provided in the Fourth Restated Certificate of Incorporation;

          (c) Repurchase or redeem any securities, except (i) as provided in the Shareholders' Agreement; (ii) the repurchase of any shares of Common Stock held by employees or directors of or consultants to the Company pursuant to the terms of any stock restriction, stock repurchase or similar agreement approved in advance by the Board of Directors or the Compensation Committee, and (iii) the redemption of shares of Series A Preferred Stock, Series

B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock pursuant to the terms of such Preferred Stock attached hereto as Exhibit A;
   ----------

          (d)  Make any material change in the nature of its business;

          (e) Take any other action for which a class vote of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock is expressly required by law;

          (f) Create any committee of its Board of Directors except the Compensation Committee or expand the functions of the Compensation Committee or

          (g) Authorize any increase in any stock option plan, stock purchase plan, or other equity compensation arrangement for directors, officers, employees, and consultants which exceed in the aggregate 3,926,908 shares of Common Stock.

          4.4  Investment Company.  The Company agrees that it shall use all
               ------------------
commercially reasonable efforts not to become an "investment company" or a company "controlled" by an "investment company", within the meaning of the 1940 Act. In the event that the Company breaches the foregoing, the Company shall forthwith notify the Purchasers and shall take immediate corrective action to remedy such breach, provided such actions are not material and adverse to the Company.

          4.5  Publicity.  The Company shall not, and shall cause its officers,
               ---------
directors and employees not to, without the prior written consent of the relevant Purchaser, issue or make any press release, public statement, advertisement or similar publicity statement: (a) with respect to the participation of such Purchaser or any of its affiliates in the transactions contemplated hereby, or (b) which otherwise references such Purchaser or its affiliates or such Purchaser's or affiliate's trademark or trade name. Notwithstanding the foregoing, the Company may (a) disclose the participation of each Purchaser as a shareholder of the Company and the number of shares of Series E Preferred Stock each such Purchaser owns pursuant to the terms hereof within twenty-five days after the execution of this Agreement and (b) make any other disclosure required by law.

                                   ARTICLE V

                                 PURCHASE RIGHT
                                 --------------

     5.1  Right of Purchase.  The Company hereby grants to each Purchaser so
          -----------------
long as it shall own, of record or beneficially, or have the right to acquire from the Company, any Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Common Stock issued upon conversion thereof, the right to purchase all or part of his or its Pro Rata Share of New Securities (as defined herein) which the Company, from time to time, proposes to sell and issue. For purposes of this purchase right, the term "Pro Rata Share" shall mean the ratio of the aggregate number of
                 --------------
shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred

Stock (determined on an as-converted basis) and shares of Common Stock which such Purchaser owns to the total number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series X Preferred Stock, and shares of Common Stock then outstanding, determined on an as converted basis (but without regard to outstanding options for Common Stock).

     5.2  Right of Over Allotment.  The Purchasers shall have a right of over
          -----------------------
allotment pursuant to this Article V such that to the extent a Purchaser does not exercise its or his purchase right in full hereunder, such additional shares of New Securities which such Purchaser did not purchase may be purchased by the other Purchasers in proportion to the total number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or other shares of Common Stock which each such other Purchaser owns compared to the total number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or other shares of Common Stock which all such other Purchasers own determined with respect to each such series of Preferred Stock on an as converted basis.

     5.3  Definition of New Securities.  "New Securities" shall mean any
          ----------------------------    --------------
capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock, issued on or after the date hereof; provided that the term "New Securities" does
                                    --------
not include (a) securities purchased under this Agreement or the shares of Common Stock issued or issuable upon conversion of any series of the outstanding Preferred Stock, (b) Common Stock issued as a stock dividend to holders of Common Stock or upon any stock split, subdivision or combination of shares of Common Stock, (c) up to 3,926,908 shares of Common Stock issued or reserved for issuance to employees, officers of directors of, or consultants to, the Corporation, pursuant to any stock option plan or agreement, stock purchase plan or agreement, stock ownership plan, consulting agreement, or other options, issuances, warrants, agreements or plans approved by a majority of the Board of Directors (which approval includes the approval of a majority of the directors designated and elected by the holders of the Preferred Stock), (iii) warrants or other securities junior to the Series A-E Preferred Stock (as defined in the Fourth Restated Certificate of Incorporation) that are issued in a bank lending or equipment leasing transaction approved by the Corporation's Board of Directors (which approval includes the approval of a majority of the directors designated and elected by the holders of the Preferred Stock), (iv) securities issued pursuant to a strategic alliance or corporate partnership or an acquisition transaction approved by the Corporation's Board of Directors and pursuant to which the Corporation acquires not less than 51% of the voting power of the acquisition target (which approval includes the approval of a majority of the directors designated and elected by the holders of the Preferred Stock), (v) 460,000 shares of Series X Preferred Stock (including any rights, warrants or options to purchase Series X Preferred Stock), and (vi) any shares of any class or series of capital stock (including warrants, options, subscriptions or purchase rights with respect thereto) approved in writing as being excepted hereunder by the holders of fifty-one percent (51%) of all then outstanding shares of Series A-E Preferred Stock, voting together as a single class, and by the holders of seventy-six percent (76%) of all then outstanding shares of Series E Preferred Stock, voting together as a separate series.

     5.4  Notice from the Company.  In the event the Company proposes to
          -----------------------
undertake an issuance of New Securities, it shall give each Purchaser written notice of its intention, describing the type of New Securities and the price and the terms upon which the Company proposes to issue the same. Each Purchaser shall have twenty (20) business days from the date of receipt of any such notice to agree to purchase up to their Pro Rata Share of such New Securities (and any over-allotment amount pursuant to the operation of Section 5.2 hereof) for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

     5.5  Sale by the Company.  In the event any Purchaser fails to exercise
          -------------------
in full his or its purchase right (after giving effect to the over-allotment provision of Section 5.2 hereof), the Company shall have ninety (90) days thereafter to sell the New Securities with respect to which such Purchaser's purchase right was not exercised, at a price and upon terms no more favorable to the purchasers thereof than was specified in the Company's notice. To the extent the Company does not sell all the New Securities offered within said (90) day period, the Company shall not thereafter issue or sell such New Securities without first again offering such securities to each Purchaser in the manner provided above.

     5.6  Termination of Rights.  The rights granted under this Article V
          ---------------------
shall expire immediately prior to, and shall not apply in connection with, the consummation of the first Qualified Public Offering.

     5.7  Right to Purchase in Initial Public Offering.  With respect to the
          --------------------------------------------
initial public offering of the Company (the "IPO"), which shall be a firm
                                             ---
commitment underwritten public offering, those Series E Purchasers (together with their affiliated entities) which are purchasing at least 75,000 shares of Series E Preferred Stock (a "Qualified Purchaser") shall have the right to purchase in such IPO up to an aggregate of ten percent (10%) of the shares of Common Stock offered by the Company for sale to the public (the "IPO
                                                                 ---
Allocation"); provided that such participation in the IPO Allocation shall be
----------
subject to the same terms and conditions, including price and underwriting terms, offered to the public, as any shares of Common Stock offered by the Company to the public. Notwithstanding the foregoing, the allocation of shares to each Qualified Purchaser under this Section 5.7 shall in all cases be subject to (i) compliance with all applicable rules and regulation of, and if necessary, approval by, the Commission and the National Association of Securities Dealers (the "NASD") and any other law, policy, rule or regulation
                         ----
applicable to the IPO; and (ii) the delivery to the Company and any underwriters of an opinion of counsel that such allocation is permissible by law, regulation or policy of the Commission and/or the NASD. If any modification of the provisions of this Section 5.7 becomes necessary due to the application to the IPO of any such Commission or NASD law, rule, regulation or policy, the provisions of this Section 5.7 shall be deemed automatically modified to give effect to the maximum extent allowable under such law, policy, rule or regulation. The application of the foregoing right of the IPO Allocation shall be subject in all instances to the discretion of the managing underwriter in any public offering, if such managing underwriter concludes that in its good faith judgment the participation of the Qualified Purchasers would interfere with the successful marketing (including pricing and flotation) of the securities to be included in the Company's proposed public offering. For purposes of this Section 5.7, a

Qualified Purchaser also includes an investment company (or group of investment companies) with a common investment advisor.

     The IPO Allocation shall be further allocated among the Qualified Purchasers as follows: Crosslink Capital (together with its affiliated entities) shall have the special right to obtain fifty percent (50%) of the IPO Allocation and the balance of the IPO Allocation shall be divided among the rest of the Qualified Purchasers on a "pro rata" basis. Such "pro rata" basis shall be determined for each Qualified Purchaser (other than Crosslink Capital and its affiliates) by a fraction, the numerator of which shall be all Conversion Shares owned by each Qualified Purchaser (excluding for this purpose, Crosslink Capital and its affiliates) and the denominator of which shall be the aggregate of all Conversion Shares owned by all Qualified Purchasers (excluding for this purpose, Crosslink Capital and its affiliates) desiring to participate in the IPO Allocation.

     If the managing underwriter advises the Company that, in the managing underwriter's good faith judgement, a limitation on the number of shares offered pursuant to the IPO Allocation would interfere with the successful marketing (including pricing and flotation) of the securities to be included in the Company's proposed public offering, then Crosslink Capital shall participate preferentially in the IPO Allocation up to the full amount of shares it would otherwise be permitted to purchase (but for such limitation), and the balance, if any, of shares remaining in the IPO Allocation shall be offered to the rest of the Qualified Purchasers on a "pro rata" basis.

                                  ARTICLE VI

                           INVESTMENT REPRESENTATIONS
                           --------------------------

     6.1  Representations and Warranties.  Each Purchaser hereby, severally
          ------------------------------
and not jointly, represents and warrants to the Company, as to itself only, as follows with respect to the purchase of the Purchased Shares:

          (a) Such Purchaser, if a corporation, partnership or trust, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite power and authority and has taken all necessary action required for the due authorization, execution, delivery and performance of this Agreement and the Related Agreements, and any other agreements or instruments executed in connection herewith or therewith and the consummation of the transactions contemplated herein or therein, and has not been organized, reorganized or recapitalized specifically for the purposes of investing in the Company;

          (b) Assuming due execution and delivery by the Company of this Agreement and by all other relevant parties other than such Purchaser of the Related Agreements, this Agreement and the Related Agreements to which such Purchaser is a party constitute legal, valid and binding obligations of such Purchaser, enforceable against such Purchaser in accordance with their respective terms;

          (c) Such Purchaser has been advised and understands that the Purchased Shares have not been registered under the Act, on the basis that no distribution or public offering of the Purchased Shares is to be effected, except in compliance with applicable securities laws and regulations or pursuant to an exemption therefrom, and that, in this connection, the Company is relying in part on the representations of such Purchasers set forth in this Article VI;

          (d) Such Purchaser has been further advised and understands that no public market now exists for any of the securities issued by the Company and that a public market may never exist for the Purchased Shares or the Conversion Shares;

          (e) Such Purchaser is purchasing the Purchased Shares for investment purposes, for its own account and not with a view to, or for sale in connection with, any distribution thereof in violation of Federal or state securities laws;

          (f) Such Purchaser is an "accredited investor" within the meaning of Rule 501 under the Act and, by reason of its business or financial experience, such Purchaser has the capacity to protect its own interest in connection with the transactions contemplated hereunder;

          (g) Such Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Purchased Shares; provided, however, that nothing in this Section 6.1 shall be deemed to vitiate or limit the representations, warranties and covenants of the Company contained in this Agreement; and

          (h) No person has or will have, as a result of the transaction contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by such Purchaser; and

          (i) Each Purchaser that is not an existing stockholder of the Company and that is not a "venture capital operating company," within the meaning of DOL Reg. Sec. 2510.3-101(d), hereby represents to the Company and the other Purchasers that it is not investing in the Company with any "plan asset," within the meaning of DOL Reg. Sec. 2510.3-101, of a "plan," within the meaning of
Section 3(3) of ERISA.

          6.2  Permitted Sales; Legends.  Notwithstanding the foregoing
               ------------------------
representations, the Company agrees that, if such transferee agrees in writing to be subject to the terms hereof to the same extent as if it were an original Purchaser hereunder, it will permit (a) a distribution of Preferred Stock or Conversion Shares by a partnership to one or more of its partners, where no consideration is exchanged therefor by such partners, or to a retired or withdrawn partner who retires or withdraws after the date hereof in full or partial distribution of his or her interest in such partnership, or to the estate of any such partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or to a trust created for the benefit of one or more of the foregoing, (b) a transfer of Preferred Stock or Conversion Shares by a

Purchaser to such Purchaser's affiliate (as defined in Section 11.3) and (c) a transfer of Preferred Stock or Conversion Shares upon obtaining assurance reasonably satisfactory to the Company that such transaction is exempt from the registration requirements of, or is covered by an effective registration statement under, the Act and applicable state securities or "Blue Sky" laws, including, without limitation, receipt of an opinion to such effect in form and of counsel reasonably satisfactory to the Company. The certificates representing the Preferred Stock and any Conversion Shares shall bear a legend evidencing such restriction on transfer substantially in the following form:


          "The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933 (the "Act") or the securities
                                           ---
          laws of any state and may not be sold or transferred except pursuant to a registration under the Act or an exemption therefrom."

                                  ARTICLE VII

                              REGISTRATION RIGHTS
                              -------------------

     7.1  Certain Definitions.  As used in this Article VII, the following
          -------------------
terms shall have the following respective meanings:

          "Holder" means the Person who is the then record owner of Registrable
           ------
Securities which have not been sold to the public.

          "Initiating Holders" means any Purchaser or Purchasers or their
           ------------------
respective permitted assignees who in the aggregate are holders of at least forty percent (40%) of the Conversion Shares then held by the Purchasers and their respective permitted transferees (including shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock).

          "Registrable Securities" means (i) all of the Conversion Shares owned
           ----------------------
by the Purchasers, (ii) all other shares of Common Stock now owned or hereafter acquired by any Purchaser; (iii) all shares of Common Stock issuable with respect to securities of the Company convertible into or exercisable for shares of Common Stock now owned or hereafter acquired by any Purchaser; and (iv) any Common Stock issued in respect of the shares described in clauses (i) through
(iii) upon any stock split, stock dividend, recapitalization or other similar event.

          The term "register", "registered" and "registration" refer to a
                    --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement.

          "Registration Expenses" means all expenses incurred by the Company in
           ---------------------
compliance with Sections 7.2, 7.3 or 7.5 hereof, including, without limitation, all registration and filing fees, printing expenses, transfer taxes, fees and disbursements of counsel for the Company,

Blue Sky fees and expenses, reasonable fees and disbursements of one counsel for all the selling Holders (in an amount not to exceed $25,000), and the expense of any special audits incident to or required by any such registration.

          "Selling Expenses" means all underwriting discounts and selling
           ----------------
commissions applicable to the sale of Registrable Securities.

     7.2  Requested Registrations
          -----------------------

          (a) Except as set forth in subsection (c) below, if, on any two (2) occasions after the Closing, the Company shall receive from one or more Initiating Holders a written request that the Company effect the registration of Registrable Securities on Form S-1 or Form S-2 (or other successor form), the Company will:

               (i) promptly give written notice of the proposed registration to all other Holders, and

               (ii) as soon as practicable, use all commercially reasonable efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as are specified in such request, together with such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request by such Holder or Holders given to the Company within fifteen (15) days after receipt of such written notice from the Company. If the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Securities in such registration that marketing considerations require a limitation on the number of shares offered, such limitation shall be imposed pro rata among such Holders who requested inclusion of Registrable
             ---------
     Securities in such registration according to the number of Registrable Securities each such Holder requested to be included in such registration. Neither the Company nor any other shareholder may include shares in a registration effected under this Section 7.2 without the consent of the Holders holding a majority of the Registrable Securities sought to be included in such registration if the inclusion of shares by the Company or the other shareholders would limit the number of Registrable Securities sought to be included by the Holders or reduce the offering price thereof. No registration initiated by Initiating Holders hereunder shall count as a registration under this Section 7.2 unless and until it shall have been declared effective or unless, in connection with such registration, at least seventy-six percent (76%) of the number of Registrable Securities for which registration has been requested are registered. Notwithstanding the foregoing, a registration that is terminated or abandoned at the direction of a majority in interest of the selling Holders shall count as a registration under this Section 7.2 unless either: (i) the selling Holders shall pay or reimburse the Company for the Registration Expenses reasonably incurred in connection with such terminated or abandoned registration, or
     (ii) such registration is terminated or abandoned as a result of information concerning the business or financial condition of the Company which is made known to the selling Holders after the date on which such registration was requested.

          (b)  Selection of Underwriter.  The underwriter of any underwriting
               ------------------------
requested under this Section 7.2 shall be selected by the Holders holding a majority of the Registrable Securities included therein; provided that such underwriter must be reasonably acceptable to the Company.

          (c)  Special Conditions.  The Company shall not be obligated to effect
               ------------------
a registration of Registrable Securities pursuant to subsection (a) hereof:

               (i) if the reasonably anticipated aggregate price to the public of the Registrable Securities to be included in such registration does not equal or exceed $5,000,000.00;

               (ii) during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on a date ninety (90) days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing of such registration statement is made in good faith; or

               (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, in which case the Company's obligation under this Section 7.2 to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months.

     7.3  "Piggy Back" Registration
           ------------------------

          (a) If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their registration rights, other than a registration relating solely to employee benefit plans, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (i) Promptly give to each Holder of Registrable Securities written notice thereof (which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the proposed underwriter); and

               (ii) Use its best efforts to include in such registration all the Registrable Securities specified in a written request or requests made by any Holder within fifteen (15) days after the date of delivery of the written notice from the Company described in clause (i) above. If the underwriter advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company may offer all of the securities it proposes to register for its own account or the maximum amount that the underwriter considers salable and such limitation on any remaining securities that may, in the opinion of the underwriter, be sold will be imposed pro rata among
                                                                --------
     all Holders who request to include shares in such registration statement according to the number of Registrable Securities each such Holder requested to be included in such registration statement.

          (b) The Company shall select the underwriter for an offering made pursuant to this Section 7.3; provided that such underwriter must be reasonably acceptable to the Holders of a majority of the Registrable Securities being registered in such offering.

     7.4  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to
Section 7.2, 7.3 or 7.5 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the holders of the securities registered, pro rata on the basis of the number of their shares so registered.

     7.5  Registration on Form S-3.  The Company shall use its best efforts to
          ------------------------
qualify for registration on Form S-3 or any comparable or successor form; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Securities Exchange Act of 1934 (the "Exchange Act")
                                                                 ------------
in accordance with the provisions of the Exchange Act either concurrently with or immediately following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form.
After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Article VII, one or more Holders shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided that (a) the Company shall not be obligated to effect more than five (5) registrations in the aggregate pursuant to this Section 7.5 and not more than one (1) registration in any nine-month period, (b) the Company shall not be obligated to effect any such registration pursuant to this Section 7.5 more than once in any six month period, and (c) in no event shall the Company be required to register shares with an aggregate market value of less than $2,500,000.

     7.6  Registration Procedures.  In the case of each registration effected
          -----------------------
by the Company pursuant to this Article VII, the Company will keep each Holder of Registrable Securities included in such registration advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will do the following, for the benefit of such Holders:

          (a) Keep such registration effective for a period of one hundred twenty days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Act and applicable state securities laws, and notify the Holders immediately of the need for a supplement or amendment;

          (b) Use its best efforts to register or qualify the Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the selling shareholders may reasonably request; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

          (c) Furnish such number of prospectuses and other documents incident hereto as a Holder from time to time may reasonably request;

          (d) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 7.2 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock but not inconsistent with the provisions of this Agreement and, provided such underwriting agreement contains customary underwriting provisions and is entered into by the Holder and provided further that, if the underwriter so requests, the underwriting agreement will contain customary contribution provisions on the part of the Company;

          (e) To the extent then permitted under applicable professional guidelines and standards, obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders, and provide copies thereof to the Holders; and

          (f) Permit the counsel to the selling shareholders whose expenses are being paid pursuant to Section 7.4 hereof to inspect and copy such corporate documents as such counsel may reasonably request.

     7.7  Indemnification.
          ---------------

          (a) In connection with any registration under this Article VII, the Company will, and hereby does, indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the Act, with respect to which such registration, qualification or compliance has been effected pursuant to this Article VII, and each underwriter, if any, and each person who controls such underwriter within the meaning of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or the Exchange Act or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such

Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

          (b) In connection with a registration under this Article VII, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holder's directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon sale of such Holder's securities.

          (c) Each party entitled to indemnification under this Section 7.7 (the "Indemnified Party") shall give notice to the party required to provide
 -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnifying Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 7.7 (except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof).
The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall
(i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and (ii) shall reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall not be required to expend its funds in connection with such assistance.

          (d) If the indemnification provided for in Sections 7.7(a) or 7.7(b) is unavailable or insufficient to hold harmless an Indemnified Party under such subsections in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each Indemnifying Party shall in lieu of indemnifying such Indemnified Party contribute to the amount paid or payable by such Indemnified Party as a result of losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under Section 7.7(c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company on the one hand, or the sellers of such Registrable Securities, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation
                                                            --------
(even if all of the sellers of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection, the sellers of such Registrable Securities shall not be required to contribute any amount in excess of the amount, if any, by which the net proceeds received by such sellers for the Common Stock sold by each of them under such registration statement exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          (e) No Holder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under Section 7.2 or 7.3 which imposes indemnification or contribution obligations on such Holder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of Section 7.2 or 7.3 if a Holder is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subsection (e).

          7.8 Information by Holder.  Each Holder of Registrable Securities
              ---------------------
included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article VII or otherwise required by applicable state or federal securities laws.

          7.9 "Market Standoff Agreement".
               -------------------------

              (a) Each Holder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to its initial registration, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Securities or other securities of the Company acquired prior to such initial public offering and held by Holder for a specified period (not to exceed 180 days) following the effective date of the first such registration; provided, however, that the
                                               --------  -------
foregoing restrictions shall not apply to securities purchased by any Holder in the initial public offering, and provided, further, that the foregoing
                                 --------  -------
restrictions shall not apply to open market transactions by any Shareholder which is an "investment company" as defined in the Investment Company Act of 1940, as amended. Notwithstanding the foregoing, the Holders shall be under no obligation to agree to such restrictions unless all directors, officers and key management employees of the Company and all holders of more than five percent (5%) of the outstanding capital stock of the Company agree to comparable restrictions. Notwithstanding Section 11.4 below, no amendment to this Section
7.9 shall be effective as to any Holder which is an Investment Company, without the consent of such Holder.

              (b) The Company, if requested by the Holder and the managing underwriter of an offering of Registrable Securities for the benefit of the Holders, agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the ninety
(90) day period beginning on the effective date of any registration related to an underwritten offering pursuant to which Registrable Securities are to be sold (except as part of such underwritten registration or pursuant to registrations on Form S-8 or Form S-4 or other registration relating to employee benefit plans or the registration of securities relating to a transaction subject to Rule 145 under the Securities Act or on any form which does not permit secondary resales), and (ii) to use best efforts to cause each officer, director and key management employee of the Company and each holder of at least five percent (5%) of the outstanding capital stock of the Company to agree to comparable restrictions.

          7.10  Limitations on Registration Rights.  From and after the date of
                ----------------------------------
this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder (a) the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities sought to be included by the Holders of Registrable Securities or reduce the offering price thereof; or (b) the right to require the Company to initiate any registration of any securities of the Company.

          7.11  Exception to Registration.  The Company shall not be required to
                -------------------------
effect a registration under this Article VII if (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Holders of Registrable Securities, such Holders may sell without registration under the Act all Registrable Securities for which they requested registration under the provisions of the Act and in the manner and in the quantity in which the Registrable Securities were proposed to be sold, or (ii) the Company shall have obtained from the Commission a "no action" letter to that effect; provided that this Section 7.11 shall not apply to sales made under Rule 144(k) or any successor rule promulgated by the Commission until after the effective date of the Company's initial registration of shares under the Act. Notwithstanding the foregoing, in no event shall the provisions of this Section 7.11 be construed to preclude a Holder of Registrable Securities from exercising rights under Section 7.3 for a period of three years after the effective date of the Company's initial registration of shares under the Act.

          7.12  Rule 144 Reporting.  With a view to making available the
                ------------------
benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the Act) to the public without registration, the Company agrees to:

                (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after ninety (90) days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

                (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                (c) so long as a Purchaser owns any restricted securities, furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

          7.13  Listing Application.  If shares of any class of stock of the
                -------------------
Company shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Purchaser.

          7.14  Damages.  The Company recognizes and agrees that the Holder of
                -------
Registrable Shares shall not have an adequate remedy if the Company fails to comply with the provisions of this Article VII, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Holder of Registrable Shares shall be entitled to specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance.

          7.15  Termination of Registration Rights.  All of the registration
                ----------------------------------
rights set forth in this Article 7 shall terminate: (i) as to all Holders, on the fourth anniversary of the date on which the registration statement in respect of the Company's initial public offering became effective, and (ii) as to any individual Holder, the date on which such Holder becomes first eligible to sell all of his, her or its Registrable Securities under Rule 144 within any three (3) month period or otherwise pursuant to Rule 144(k).

                                 ARTICLE VIII

                     CONDITIONS OF PURCHASERS' OBLIGATION
                     ------------------------------------

          8.1  Effect of Conditions.  The obligation of each of the Purchasers
               --------------------
to purchase and pay for the Purchased Shares at the Closing shall be subject, at the election of such Purchaser, to the satisfaction of each of the conditions stated in the following Sections of this Article.

          8.2  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in this Agreement shall be true and correct on the date of the Closing with the same effect as though made on and as of that date, and the Purchasers shall have received a certificate dated as of the Closing and signed on behalf of the Company to that effect.

          8.3  Performance.  The Company shall have performed and complied with
               -----------
all of the agreements, covenants and conditions contained in this Agreement required to be performed or complied with by it at or prior to the closing, and the Purchasers shall have received a certificate dated as of the Closing and signed on behalf of the Company to that effect.

          8.4  No Material Adverse Change.  The business, prospects, properties,
               --------------------------
assets or condition (financial or other) of the Company shall not have been materially adversely affected since the date of this Agreement, whether by fire, casualty, act of God or otherwise, and there shall have been no other changes in the business, prospects, properties, assets, condition (financial or other), or management of the Company that would have a material adverse effect on its business or assets.

          8.5  Consents and Waivers.  The Company shall have obtained all
               --------------------
consents or waivers, including without limitation all waivers of preemptive rights, necessary to execute this Agreement and the other agreements and documents contemplated herein, to issue the Purchased Shares and the Conversion Shares, and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement and the Related Agreements, the Purchased Shares and the Conversion Shares and other agreements and instruments executed and delivered by the Company in connection herewith, shall have been made or taken.

          8.6  Certified Documents, etc.  Counsel for the Purchasers shall have
               ------------------------
received a copy of the Company's corporate charter, as amended to date, certified by the Secretary of State of the Company's jurisdiction of incorporation and copies of the Company's bylaws certified by its Secretary, as well as any and all other documents, including certificates as to votes adopted and incumbency of officers and certificates from appropriate authorities as to the legal existence and tax good standing of the Company, which the Purchasers or their counsel may reasonably request.

          8.7  Series E Preferred Stock Amendment.  The Company shall have filed
               ----------------------------------
an amendment and restatement of its Certificate of Incorporation with the Secretary of State of its jurisdiction of incorporation which shall set forth the preferences and rights of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series X Preferred Stock substantially in the form of Exhibit A
                                                                ---------
hereto.

          8.8  Non-Competition, Non-Disclosure and Confidentiality Agreements.
               --------------------------------------------------------------
Senior members of the Company's management have previously executed a Non-Competition, Non-Disclosure and Confidentiality Agreement in the form of Exhibit
                                                                         -------
C hereto.
-

          8.9  Second Amended and Restated Shareholders' Agreement.  A Second
               ---------------------------------------------------
Amended and Restated Shareholders' Agreement in the form of Exhibit D attached
                                                            ----------
hereto shall have been executed by each Purchaser, the Company and the other shareholders named therein.

          8.10 Opinion of Counsel.  The Purchasers shall have received an
               ------------------
opinion, dated the date of such Closing, from Testa, Hurwitz & Thibeault, LLP, counsel to the Company, in form and substance reasonably satisfactory to the Purchasers and their counsel.

          8.11 Full Execution of Agreement.  This Agreement shall have been
               ---------------------------
executed by each of the Purchasers and the Company, and shall be in full force and effect on the Closing. If, at the Closing, any of the Purchasers shall fail to tender the purchase price for the Purchased Shares to be purchased by such Purchaser at the Closing as set forth in Schedule 1.1, each of the other
                                         ------------
Purchasers shall, at its election, be relieved of all of its obligations under this Agreement, without thereby waiving any other rights it may have as a result of such failure.

                                  ARTICLE IX

                    CONDITIONS OF THE COMPANY'S OBLIGATION
                    --------------------------------------

          9.1  Effect of Conditions.  The obligation of the Company to sell the
               --------------------
Purchased Shares at the Closing shall be subject at its election to the satisfaction of each of the conditions stated in the following Section of this Article.

          9.2  Representations and Warranties: Performance.  The representations
               -------------------------------------------
and warranties of the Purchasers contained in this Agreement shall be true and correct on the date of such Closing with the same effect as though made on and as of that date, each of the Purchasers shall have executed the Shareholders' Agreement in the form of Exhibit D attached hereto and, with respect to the
                         ---------
Company's obligation to issue and deliver Purchased Shares of any Purchaser, such Purchaser shall have tendered payment for the Purchased Shares at the Closing in accordance with Section 1.3 hereof.

                                   ARTICLE X

                              CERTAIN DEFINITIONS
                              -------------------

          As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Act" means the Securities Act of 1933, as amended.
           ---

          "Agreement" means this Series E Preferred Stock Purchase Agreement as
           ---------
from time to time amended and in effect between the parties.

          "Closing" shall have the meaning set forth in Section 1.3.
           -------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Commission" shall have the meaning set forth in Section 2.3.
           ----------

          "Common Stock" will include (a) the Company's Common Stock as
           ------------
authorized on the date of this Agreement, (b) any other capital stock of any class or classes of the Company authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (c) any other securities of the Company into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          "Company" means and shall include Mainspring Communications, Inc., a
           -------
Delaware corporation, and its successors and assigns.

          "Company Balance Sheet" shall have the meaning set forth in Section
           ---------------------
2.6.

          "Conversion Shares" shall have the meaning set forth in Section 1.2.
           -----------------

          "Crosslink Capital" means any of Crosslink Omega Ventures III, L.L.C.,
           -----------------
Crosslink Offshore Omega Ventures III, Omega Bayview, L.L.C. or Crosslink Crossover Fund III, L.P. or any other fund managed by a general partner or manager, as the case may be, of any of the designated funds or an "Affiliate" (as defined in Rule 12b-2 under the Exchange Act) thereof.

          "Environmental Laws" shall mean all foreign, federal, state and local
           ------------------
laws, regulations, rules and ordinances relating to pollution or protection of the environment and worker health and safety, including, without limitation, laws relating to releases or threatened releases of hazardous waste or materials (and permits, licenses and approvals which may be required under such laws, regulations, rules and ordinances) into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater, land, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, release, transport or handling of hazardous waste or materials and all laws and regulations with regard to record keeping, notification, disclosure and reporting requirements respecting hazardous waste or materials.

          "Hazardous Waste" or "Hazardous Material" shall include any hazardous,
           ---------------------------------------
toxic, infectious, or radioactive substances, including petroleum products, including without limitation those substances regulated pursuant to the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 USC 9601 et seq., the Federal Resource Conservation and Recovery Act, 42 USC 6901 et seq., the Federal Water Pollution Control Act, 33 USC 1251 et seq., the Federal Clean Air Act, 42 USC 7401 et seq., the Toxic Substances Control Act,
15 USC 2601, et seq., the Massachusetts Oil and Hazardous Material Release Prevention Act, M.G.L. c. 21E, all present and future amendments to such statutes, and all regulations promulgated thereunder.

          "Knowledge" or any other phrase referring to the knowledge of the
           ---------
Company means the actual knowledge of any current executive officer as well as matters of which such executive officer should have known after a reasonable inquiry, as of the date of execution of this Agreement.

          "Omnibus Stock Plan" shall refer to the Company's 1996 Omnibus Stock
           ------------------
Plan, as amended from time to time.

          "Person" means an individual, corporation, limited liability company,
           ------
partnership, joint venture, trust or unincorporated organization or a government or agency or political subdivision thereof.

          "Purchased Shares" shall have the meaning set forth in Section 1.1.
           ----------------

          "Purchasers" shall have the meaning set forth in Section 1.1.
           ----------

          "Qualified Public Offering" means the closing of a firmly underwritten
           -------------------------
public offering by the Company pursuant to a registration statement filed and declared effective under the Act covering the offer and sale of Common Stock for the account of the Company in which the aggregate gross proceeds to the Company equal at least $15,000,000 and in which the price per share of Common Stock equals or exceeds $11.70 per share (as adjusted for stock splits, stock dividends, recapitalizations and similar events).

          "Registrable Securities" shall have the meaning set forth in Section
           ----------------------
7.1.

          "Related Agreements" shall have the meaning set forth in Section 2.2.
           ------------------

          "Series A Preferred Stock" shall have the meaning set forth in Section
           ------------------------
1.2.

          "Series B Preferred Stock" shall have the meaning set forth in Section
           ------------------------
1.2.

          "Series C Preferred Stock" shall have the meaning set forth in Section
           ------------------------
1.2.

          "Series D Preferred Stock" shall have the meaning set forth in Section
           ------------------------
1.2.

          "Series E Preferred Stock" shall have the meaning set forth in Section
           ------------------------
1.1.

          "Series X Preferred Stock" shall have the meaning set forth in Section
           ------------------------
1.2.

          "Subsidiary" or "Subsidiaries" means any corporation, association or
           ----------      ------------
other business entity of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time more than fifty percent (50%) of the outstanding voting shares of every class of such corporation or trust other than directors' qualifying shares.

                                  ARTICLE XI

                                 MISCELLANEOUS

          11.1  Survival of Representations.  The representations, warranties,
                ---------------------------
covenants and agreements made herein or in any certificates or documents executed in connection herewith shall survive the execution and delivery hereof and the closing of the transaction contemplated hereby.

          11.2  Parties in Interest.  Except as otherwise set forth herein, all
                -------------------
covenants, agreements, representations, warranties and undertakings contained in this Agreement shall be binding on and shall inure to the benefit of the respective successors and assigns of the parties hereto (including transferees of any Purchased Shares or Conversion Shares).

          11.3  Shares Owned by Affiliates.  For the purposes of applying all
                --------------------------
provisions of this Agreement which condition the receipt of information or access to information or exercise of any rights upon ownership of a specified number or percentage of shares, the shares owned of record by any affiliate of a Purchaser shall be deemed to be owned by such Purchaser. For the purpose of this Agreement, the term "affiliate" shall mean any Person controlling, controlled by or under common control with, a Purchaser and any general or limited partner of a Purchaser.

          11.4  Amendments and Waivers.  Amendments or additions to this
                ----------------------
Agreement may be made, agreements with any decision of the Company may be made, and compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) upon the written consent of the Company and the holders of fifty-one percent (51 %) of the issued and issuable Conversion Shares (calculated as if all outstanding shares of all series of Preferred Stock had been converted to Common Stock). Prompt notice of any such amendment or waiver shall be given to any Person who did not consent thereto. This Agreement (including the Schedules and Exhibits annexed hereto,
                                                      --------
which are an integral part of this Agreement) and the Related Agreements constitute the full and complete agreement of the parties with respect to the subject matter hereof.

          Notwithstanding anything in this Agreement to the contrary, no waiver, omission, amendment or addition to this Agreement may be made which (i) modifies this Section 11.4 or (ii) would affect the holders of each series of Preferred Stock in a disproportionate manner (other than any disproportionate results which are due to the rights, preferences, privileges or limitations set forth in the Company's charter, as amended to date). For purposes hereof, the term "disproportionate manner" shall refer to any event which would impair the rights of one holder while not impairing similar rights held by another holder of the same class or series of Preferred Stock. No amendment shall confer any benefit or advantage, or impose any detriment or disadvantage, for any series of the Preferred Stock without also extending a similar benefit or imposing a similar detriment, on a proportionate percentage of equity basis, to the other series of Preferred Stock. By way of illustration, the Company shall not change the reporting requirements for any series of the Preferred Stock, or increase the liquidation preference or redemption amount for any series of Preferred Stock without also changing on a similar basis the reporting requirements, or increasing by a similar proportionate percentage, the liquidation preference or redemption amount for the other series of Preferred Stock. All numerical adjustments shall be made on a proportionate percentage (based on any Purchaser's relative equity interest in the Company) and not on an absolute numerical basis.

          Persons or entities which purchase from the Company in the future additional shares of any class or series of preferred stock of the Company may, at the discretion of the Board of Directors, become parties to this Agreement (as amended from time to time) by executing a counterpart signature page to this Agreement. By execution of such counterpart signature page, this Agreement shall be automatically amended and such person or entity shall be deemed to be a "Purchaser" for all purposes of this Agreement, and as such shall be entitled to the rights and benefits, and be bound by the obligations, of this Agreement.

          11.5  Notices.  All notices, requests, consents, reports and demands
                -------
shall be in writing and shall be hand delivered, sent by facsimile or other electronic medium, or mailed, postage prepaid, or sent by reputable overnight courier, delivery charges prepaid, to the Company or to the Purchasers at the address set forth below or to such other address as may be furnished in writing to the other parties hereto. All such notices and communications shall be deemed to have been duly given three (3) business days after being deposited in the mail, postage prepaid, if mailed; one (1) business day after being sent by overnight courier; when receipt acknowledged, if telecopied; and upon delivery, if delivered by hand.

     The Company:        Mainspring Communications, Inc.
                         One Main Street, 7th Floor
                         Cambridge, MA 02142
                         Attn:  John M. Connolly, CEO
                         Tel.:  617/588-2300
                         Fax:  617/588-2305

     The Purchasers:     The address set forth opposite the Purchaser's name on
                         Schedule 1.1 attached hereto.

     11.6  Expenses.  Each party hereto will pay its own expenses in connection
           --------
with the transactions contemplated hereby, whether or not such transactions shall be consummated, provided, however, that the Company shall pay the reasonable costs of effecting the transactions hereunder, including the fees and disbursements of the Purchasers' one special counsel, up to a maximum aggregate amount of $27,500 in respect of legal fees. The Company further agrees to indemnify and save harmless each Purchaser and each of their officers, directors, employees and agents from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses (including without limitation, attorneys' fees and disbursements) in connection therewith (herein called the "indemnified liabilities") incurred by such Purchaser of any of their
            -----------------------
officers, directors, employees or agents as a result of, or arising out of, or relating to any of the transactions contemplated hereby, except for any indemnified liabilities arising on account of the proven gross negligence or willful misconduct of the Purchasers or any of their officers, directors, employees or agents, provided that, if and to the extent such agreement to
                     --------
indemnify may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which shall be permissible under applicable law.

     11.7  Counterparts.  This Agreement and any exhibit hereto may be executed
           ------------
in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement or any exhibit hereto may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

     11.8  Effect of Headings.  The article and section headings herein are for
           ------------------
convenience only and shall not affect the construction hereof.

     11.9  Adjustments.  All provisions of this Agreement shall be automatically
           -----------
adjusted to reflect any stock dividend, stock split or other such form of recapitalization.

     11.10  Governing Law.  This Agreement shall be governed by, and construed
            -------------
and enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws principles thereof.

     11.11  Specific Performance.  The Company acknowledges and agrees that any
            --------------------
breach of the covenants contained in Article III, Article IV, Article V or
Article VII of this Agreement or any default of the Company's obligations to redeem the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock held by the Purchasers pursuant to the terms of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock (any of such events referred to herein as a "Default") the
                                                             -------
Purchasers would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that without prejudice to any rights and remedies otherwise available to the Purchasers, the Purchasers shall each be entitled (a) to equitable relief by way of injunction in the event of the Company's Default or threatened Default, (b) to compel specific performance, and (c) such other equitable relief as may be necessary or appropriate to restrain such Default or threatened Default, in each case without the necessity of proving actual damage or the likelihood of irreparable harm and without any requirement for the securing or posting of any bond. In the event of litigation relating to the foregoing, if a court of competent jurisdiction determines that a Default or threatened Default has occurred, the Company shall be liable and shall pay the reasonable legal fees incurred by the Purchasers in connection with such litigation, including any appeal therefrom. No failure or delay by the Purchasers in exercising any right, power or privilege hereunder shall operate as a waiver thereof, or shall any single or partial exercise thereof preclude any other or further exercise hereunder.

     11.12  Transfers of Certain Rights.
            ---------------------------

            (a) The rights granted to a Purchaser under Sections 3.1, 3.5, 3.10, 3.11, Article V and Article VII hereof may be transferred by such Purchaser to another Purchaser, to any affiliate of a Purchaser, to any affiliate of the Company or to any person or entity acquiring at least 400,000 Conversion Shares (as appropriately adjusted for a stock split, stock dividend, reorganization, reclassification or other similar event with respect to the Preferred Stock, including any transferee of Series E Preferred Stock convertible into such number of Conversion Shares or Registrable Securities); provided, however, that
                                                        --------  -------
the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

            (b) Transferees.  Any transferee (other than a Purchaser) to whom
                -----------
rights under Section 3.1, 3.5, 3.10, 3.11, Article V or Article VII hereof are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Purchasers under Section 3.1, 3.5, 3.10, Article V, or
Article VII, as the case may be, and, if such transferee has obtained rights under

Section 3.1, Section 3.5 or 3.10, 3.11, also Section 11.13, to the same extent as if such transferee were a Purchaser hereunder.

          (c) Subsequent Transferees.  A transferee to whom rights are
              ----------------------
transferred pursuant to this Section 11.12 may not again transfer such rights to any other person or entity, other than as provided in (a) or (b) above.

          (d) Partners and Stockholders.  Notwithstanding anything to the
              -------------------------
contrary herein, any Purchaser which is a partnership, corporation or limited liability company may transfer rights granted to such Purchaser under Section 3.1, 3.5, 3.10, 3.11, Article V or Article VII to any partner, stockholder or member thereof to whom shares of Preferred Stock or Registrable Securities are transferred pursuant to Section 6.2 and who delivers to the Company a written instrument in accordance with subparagraph (b) above and containing the representation that the transfer is exempt from registration under the Act, and subject, in all events, to all of the other limitations set forth in this Agreement. In connection with any transfer of rights under Article VI to the partners, stockholders or members of a Purchaser which is a partnership, corporation or limited liability company, it shall be a condition to such transfer that such partnership, corporation or limited liability company designates one person as agent for receipt of all notices on behalf of such partners, stockholders or members, as the case may be. In the event of such transfer, such partner, stockholder or member shall be deemed a Purchaser for purposes of this Section 11.12 and may again transfer such rights to any other person or entity which acquires such shares of Preferred Stock or Registrable Securities from such partner, stockholder or member, in accordance with, and subject to, the provisions of subparagraphs (a), (b) and (c) above.

          (e) Minimum Transfers.  Notwithstanding anything to the contrary
              -----------------
herein, no Purchaser may transfer less than 400,000 Registrable Securities (subject to appropriate adjustment for a stock split, stock dividend, reorganization, reclassification or other similar event with respect to the Preferred Stock) to any transferee; provided, however, that a Purchaser may
                                    -----------------
transfer any number of shares to another Purchaser, to an affiliate of the Company, to a stockholder of the Company or, if such Purchaser is a partnership, corporation or limited liability company, to a partner, stockholder or member thereof, and provided, further, that any Purchaser holding 400,000 or fewer
             -----------------
Registrable Securities may only transfer such Registrable Securities to another Purchaser, to any affiliate of the Company, to any stockholder of the Company or to no more than two other transferees. The foregoing restrictions shall not apply to transfers of Registrable Securities once the Company becomes subject to the reporting requirements of Section 12 of the Exchange Act.

    11.13 Confidentiality.  Each Purchaser covenants and agrees that such
          ---------------
Purchaser shall maintain the confidentiality of all financial, confidential and proprietary information of the Company ("Confidential Information") that is
                                         ------------------------
provided to such Purchaser under this Agreement or that is otherwise provided to such Purchaser by the Company and identified by the Company in writing to such Purchaser as being of a confidential nature. For purposes hereof, "Confidential Information" shall not include any information which (i) was available to or in possession of such Purchaser or any employees thereof or any beneficial owner of a partnership interest in such Purchaser (collectively referred to herein as "Permitted
                                                                ---------
Recipients") prior to the time of disclosure to such Purchaser by the Company or
----------
its representatives, (ii) is or becomes generally available to the public other than as a result of a disclosure by any of such Permitted Recipients, (iii) is or becomes available to such Permitted Recipients on a nonconfidential basis by a third party which is not bound by a confidentiality agreement with the Company, or (iv) is independently developed by employees or agents of such Purchaser and who had no access to, and made no use of, confidential information. Notwithstanding the preceding sentence, a Purchaser may (a) disclose such Confidential Information when required by law or governmental order or regulation or when required by a subpoena or other process, provided that such Purchaser shall use reasonable efforts to give the Company prior notice thereof; (b) disclose such Confidential Information to the extent necessary to enforce this Agreement; (c) disclose such Confidential Information to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, provided that the requirements of this Section 11.13 shall in turn be binding on any such attorney, accountant consultant or other professional; (d) disclose such Confidential Information as may be required by any prospective purchaser of any Preferred Stock or Conversion Shares from such Purchaser, provided that such proposed sale is in compliance with the restrictions imposed by this Agreement and the Related Agreements and such prospective purchaser agrees in writing to be bound by the provisions of this Section 11.13; and (e) disclose such Confidential Information to any of its affiliates, its Board of Directors, if a Purchaser is a corporation, or its investment advisor, provided that the requirements of this Section 11.13 shall in turn be binding on such affiliates' Board of Directors or investment advisor.

     11.14  Termination of Prior Series D Purchase Agreement.  In connection
            ------------------------------------------------
with the transactions contemplated by this Agreement, each Purchaser who is a holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock agrees that simultaneous with its investment in the Series E Preferred Stock, the provisions of Articles III, IV, V and VII of the Series D Preferred Stock Purchase Agreement, dated as of February 8, 1999, shall be terminated with no further and effect, and such terminated provisions shall be supplanted and superseded by the provisions of Articles III, IV, V and VII hereof. Each Purchaser who is a holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock hereby - waives its right to purchase its "Pro Rata Share" of the Series E Preferred Stock offered hereby as such rights are set forth in Article V of the Series D Preferred Stock Purchase Agreement dated as of February 8, 1999.

     11.15  No Publicity Concerning the Company. The Company and the Purchasers
            -----------------------------------
agree that no public release, news release, or public announcement or other form of general publicity concerning the Company, its business opportunity and marketing strategy, and the purchase of the Purchased Shares contemplated hereby, shall be issued by any party without the prior consent of management of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

                        MAINSPRING COMMUNICATIONS, INC.
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                          Counterpart Signature Page
                          --------------------------

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

THE COMPANY:                                 MAINSPRING COMMUNICATIONS, INC.
                                             By:   /s/  Mark A. Verdi
                                                -----------------------------------------
                                                Mark A. Verdi
                                                Sr. Vice President, Finance and Operations

PURCHASERS:
HIGHLAND CAPITAL PARTNERS II                 GREYLOCK EQUITY LIMITED PARTNERSHIP
  LIMITED PARTNERSHIP
                                             By:  Greylock Equity GP Limited Partnership,
By:  Highland Management Partners II              its general partner
Limited Partnership, its general partner
                                             By:   /s/  William S. Kaiser
                                                 ----------------------------------------
By:   /s/  Paul A. Maeder                        William S. Kaiser
   -------------------------------------
   Paul A. Maeder                                A General Partner
   A General Partner


THE FL@TIRON FUND LLC 98/99                  CHASE VENTURE CAPITAL ASSOCIATES, L.P.
By:  Fl@tiron Partners, LLC                  By:  Chase Capital Partners
Managing Member                                   General Partner

By:   /s/  Jerry Colonna                     By:  /s/  Jeff Walker
   -------------------------------------        -----------------------------------------
   Name:  Jerry Colonna                         General Partner
   Title:  Managing Partner

FL@TIRON ASSOCIATES, LLC
By:


By:   /s/  Jerry Colonna
   -------------------------------------
   Name:  Jerry Colonna
   Title: Managing Partner

                        MAINSPRING COMMUNICATIONS, INC.
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                          Counterpart Signature Page
                          --------------------------

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

THE COMPANY:                       MAINSPRING COMMUNICATIONS, INC.

                                   By:   /s/  Mark A. Verdi
                                      ----------------------------
                                      Mark A. Verdi
                                      Sr. Vice President, Finance and Operations

PURCHASERS:


   /s/  Wayne Oler                     /s/  Shaun McConnon
----------------------------          -----------------------------------------
Wayne Oler                            Shaun McConnon


  /s/  Thomas Paul                     /s/  Bruce Barnet
----------------------------          -----------------------------------
Thomas Paul                           Bruce Barnet

                        MAINSPRING COMMUNICATIONS, INC.
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                          Counterpart Signature Page
                          --------------------------

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

THE COMPANY:                                MAINSPRING COMMUNICATIONS, INC.

                                            By:   /s/  Mark A. Verdi
                                                -----------------------------------------
                                                Mark A. Verdi
                                                Sr. Vice President, Finance and Operations

PURCHASERS:


CROSSLINK OMEGA VENTURES III, L.L.C.         CROSSLINK OFFSHORE OMEGA VENTURES III (a
                                              Cayman Islands Unit Trust)
By: Crosslink Omega III Holdings, L.L.C.,
    Authorized Signatory                        By: Crosslink Omega III Holdings, L.L.C.,
                                                Authorized Signatory
By: /s/ Anthony Brenner
    -------------------------------------
    Managing Member                             By:  /s/  Anthony Brenner
                                                -----------------------------------------
                                                Managing Member



OMEGA BAYVIEW, L.L.C.                        CROSSLINK CROSSOVER FUND III, L.P.

By:   /s/  Dana Held                         By:  Crossover Fund III Management, L.L.C.,
    -------------------------------               Its General Partner
    Authorized Signatory
                                             By:  /s/  Anthony Brenner
                                                -----------------------------------------
                                                Managing Member

                        MAINSPRING COMMUNICATIONS, INC.
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                          Counterpart Signature Page
                          --------------------------

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

THE COMPANY:                                   MAINSPRING COMMUNICATIONS, INC.

                                               By:  /s/  Mark A. Verdi
                                                  ------------------------------------------
                                                  Mark A. Verdi
                                                  Sr. Vice President, Finance and Operations

PURCHASERS:

Lucent Venture Partners Inc.                   SANDLER CAPITAL IV PARTNERS, L.P.
                                               SANDLER CAPITAL IV FTE PARTNERS, L.P.
By:   /s/  John Hanley                         SANDLER INTERNET PARTNERS, L.P.
   -------------------------------------
   John Hanley                                 SANDLER INTERNET FTE CORP.
   President
                                               By:  Sandler Investment Partners, L.P., the
                                                     General Partner
                                               By:  Sandler Capital Management, the General
                                                     Partner
                                               By:  MJDM Corp., a General Partner

                                               By:   /s/  Edward G. Grinacoff
                                                  ------------------------------------------
                                                  Edward G. Grinacoff
                                                  President

SOFTBANK VENTURES INC.                         ESSEX PRIVATE PLACEMENT FUND II LIMITED
                                                PARTNERSHIP
By:   /s/  Yoshitaka Kitao
   -------------------------------------
   Yoshitaka Kitao                             By:   /s/  Susan P. Stickells
                                                  ------------------------------------------
   President and Chief Executive Officer          Susan P. Stickells
                                                  Principal
Sharon H. Lindseth TOD The Sharon H. Lindseth
Trust dated June 16, 1993
                                                    /s/  Rosabeth Moss Kanter
                                                  ----------------------------------------------
  /s/  Sharon H. Lindseth Trustee                 Rosabeth Moss Kanter
----------------------------------------
By: Pursuant to Power of Attorney dated
    6/13/93

                        MAINSPRING COMMUNICATIONS, INC.
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                          Counterpart Signature Page
                          --------------------------

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

THE COMPANY:                            MAINSPRING COMMUNICATIONS, INC.

                                        By:   /s/  Mark A. Verdi
                                           ----------------------------------------------
                                           Mark A. Verdi
                                           Sr. Vice President, Finance and Operations

PURCHASERS:
CHASE VENTURE CAPITAL                   SELIGMAN NEW TECHNOLOGIES FUND, INC.
ASSOCIATES, L.P.

By:  Chase Capital Partners,            By:  J. & W. Seligman & Co. Incorporated,
     Its General Partner                     its investment advisor

By:  /s/
   -----------------------------
   General Partner                      By:   /s/  Richard R. Schmaltz
                                           ----------------------------------------------
                                              Name:  Richard R. Schmaltz
                                              Title:  Managing Director
/s/  Victor Lanzillotti
--------------------------------
Victor Lanzillotti                      SELIGMAN INVESTMENT OPPORTUNITIES (MASTER)
                                         FUND-NTV PORTFOLIO

/s/  Ruth Habbe
--------------------------------
Ruth Habbe                              By:  J. & W. Seligman & Co. Incorporated,
                                             its investment advisor

/s/  Ellen Carberry                     By:   /s/  Richard R. Schmaltz
--------------------------------           ----------------------------------------------
Ellen Carberry                             Name:  Richard R. Schmaltz
                                           Title:  Managing Director

/s/  Ming Tsai                          GE CAPITAL EQUITY INVESTMENTS, INC.
--------------------------------
Ming Tsai                               By:   /s/  David C. Whitmore
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                                           David C. Whitmore
                                           Vice President
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